UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00653)

Exact name of registrant as specified in charter: Putnam Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: October 31, 2007

Date of reporting period: November 1, 2006— October 31, 2007

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Income Fund

10|31|07

Annual Report

PUTNAM
INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Income
Fund

10| 31| 07
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	9
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	20
Financial statements	21
Federal tax information	71
Shareholder meeting results	71
About the Trustees	72
Officers	76

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

In November, Putnam Investments celebrated its 70th anniversary. From modest beginnings in Boston, Massachusetts, Putnam has grown into a global asset manager that serves millions of investors worldwide. Coincident with this anniversary, we are pleased to announce that Great-West Lifeco Inc. recently completed its purchase of Putnam Investments from Marsh & McLennan Companies, Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe, and is a member of the Power Financial Corporation group of companies. With this change, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. The change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate Putnam’s 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management and to the new chapter opened by its recent change in ownership. As always, we thank you for your support of the Putnam funds.

Putnam Income Fund: seeking high current income
across a broad range of fixed-income securities

Over Putnam Income Fund’s 50-year history, the bond landscape has undergone a dramatic transformation. One third of the U.S. investment-grade sector, the fund’s primary focus, is now composed of “securitized” debt instruments, including mortgage-and asset-backed securities. The high-yield corporate bond sector, which was established in the late 1970s, has also grown significantly and is now considered a mature asset class. And outside the United States, there are new opportunities to invest in the debt of developed and emerging-market countries.

Amid this evolution of the fixed-income markets, the investment objective of Putnam Income Fund has remained constant. In a letter to Putnam shareholders in 1963, George Putnam, Jr. (who is currently Chairman Emeritus of the Trustees of the Putnam Funds), expressed it this way: “We have in mind those people who need a liberal current return…” Mr. Putnam’s choice of “current return” rather than “current income” captures the investment philosophy of the team managing your fund today: that high current income should be pursued within a total return context and that risk management is as important as yield in maintaining a high current income stream.

Successful investing in today’s global bond market requires broad expertise. Putnam’s 100-member fixed-income group is divided into teams of specialists who focus on varied investment opportunities. Each team identifies compelling opportunities within its area of expertise. Your fund’s management team selects from among these opportunities, systematically building a diversified portfolio that carefully balances risk and return.

Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses.

Key fixed-income return sources

Securitized: Interest-rate cycles affect mortgage- and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Credit: Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements; they tend to perform well when the economy strengthens, often in spite of the higher rates that accompany stronger growth.

Government: Interest-rate levels are also a primary driver of government bond performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates — and bond yields — rise and fall according to investor expectations about the overall health of the economy.

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Performance and portfolio snapshots

Putnam Income Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 9–11 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The fund’s benchmark and Lipper category were not in existence at the time of the fund’s inception. The Lehman Aggregate Bond Index commenced 12/31/75. The Lipper category commenced 12/31/59.

“Increases in yield-curve volatility and risk
premiums were dramatic in the latter half of
the year. We had anticipated these changes
correctly and positioned the fund to benefit
from them.”

Rob Bloemker, Portfolio Leader, Putnam Income Fund

Credit qualities shown as a percentage of portfolio value at 10/31/07. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Report from the fund managers

The year in review

The 12 months ended October 31, 2007 encompassed two key challenges for the U.S. economy and the fixed-income markets. First, the falling U.S. dollar enhanced the value of bonds denominated in other currencies, but depressed prices of securities issued in this country. Second, the effects of the subprime mortgage crisis continued to spread into many different sectors of the markets. In spite of these challenges, your fund’s performance before sales charges kept pace with that of its benchmark and outpaced the average for its Lipper peer group. We attribute these results to several strategies, particularly our proactive approach with regard to mortgage-backed pass-through securities (MBSs), a type of bond whose cash flows are backed by the principal and interest payments on a pool of mortgage loans. In particular, assets we allocated to this sector were overweighted in high-quality areas and included manufactured housing and AAA-rated commercial mortgage-backed securities (CMBSs), which enabled us to manage the fund’s risk exposure while maintaining an attractive level of income. An underweight position, relative to the benchmark, in the lagging corporate sector was also beneficial because it limited the impact of the sector’s poor relative performance. In addition, favorable security selection enabled this portion of the portfolio to outperform the corporate market overall. Finally, adept yield-curve positioning, which we describe later in this report, allowed the fund to benefit as the yield differential between shorter-term and longer-term securities increased over the course of the year.

Market overview

For the first six months of the fund’s most recent fiscal year, which began in November 2006, the economy proceeded at a slow, yet solid pace. The Federal Reserve Board (the Fed) maintained its neutral stance, leaving interest rates unchanged. While unemployment remained low, housing starts declined moderately, corporate bonds strengthened, and lower-quality securities outperformed their higher-quality counterparts. Early in 2007, the accelerating erosion of the U.S. residential subprime mortgage market had global repercussions. Investors began to demand higher-quality securities. Liquidity concerns in several market sectors heightened through mid-August, when there were widespread fears of a credit crunch. In addition, investors’ hopes for a rate cut faded as the Fed held to its view that inflation remained a threat.

By the end of October 2007, however, the Fed had implemented two widely anticipated rate cuts, reducing the federal funds rate from 5.25% to 4.5% . Housing market data revealed pervasive weakness as housing starts and existing home sales continued to slide, and the monthly

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 10/31/07. See the previous page and pages 9–11 for additional fund performance information. Index descriptions can be found on page 16.

Homebuilders’ Index of housing starts recorded its lowest reading in 14 years. By period-end, credit conditions had improved somewhat, but worries about inflation remained.

Strategy overview

Your fund employs multiple income-generating strategies across the different U.S. investment-grade bond sectors in pursuit of its objectives. We believe that having diversified return sources contributes to more consistent results over time and enables us to manage risk more effectively than focusing on one sector of the market. Generally, our investment decisions involve the following considerations: duration management, yield-curve positioning, sector allocation, and security selection.

We had set three management goals for the fund during the 2007 fiscal year: keep risk at a low level, develop a bias toward higher-quality securities, and maintain the portfolio’s yield. Early on, our assessment of economic and interest-rate trends led us to determine that the portfolio should be defensively positioned. In the corporate sector, we shifted our risk exposure to shorter maturities through the addition of derivatives. This shift was effective in reducing the fund’s credit risk, which refers to the potential of a bond issuer’s default on scheduled payments of interest and principal.

Duration, which is measured in years, is another key aspect of our risk management approach. It is the primary indicator of sensitivity to interest rates — the shorter a bond’s duration, the less sensitive its price will be to interest-rate changes. As the fiscal year began, we maintained a short portfolio duration, which helped performance relative to the Lipper peer group as rates rose during the period. In February, we began shifting the portfolio toward a neutral duration, where it remained until the close of the fiscal year. The fund’s yield curve positioning also helped results. The yield curve is a graphical representation of the difference in yields between shorter- and longer-term bonds. Toward the end of the fiscal year, we increased holdings in the intermediate portion of the curve, which we expected to benefit most should interest rates decline. As the Fed indicated its intention to begin lowering interest rates, this positioning proved to be the correct strategy.

Midway through the fiscal year, we anticipated increased volatility and maintained the fund’s yield by implementing two significant changes in the MBS area. We established an underweight position, relative to the benchmark, in mortgage pass-throughs — securities that represent an ownership interest in pools of mortgage loans — while overweighting a variety of other types of securitized debt. These included asset-backed securities (ABSs) and AAA-rated CMBSs.

Comparison of top sector weightings*

This chart shows how the fund’s top sector weightings have
changed over the past six months. Weightings are shown as a
percentage of net assets. Holdings will vary over time.

* May include exposure to various derivative investments.

Your fund’s holdings

Despite the negative impact of the subprime problems over the latter part of the year, we were able to sidestep the problems experienced by other similar mutual funds due to Putnam’s expertise in mortgage research and analysis. We consider our collective understanding of this market a particular strength; in fact, we invested quite successfully in the subprime market during its peak, which extended from 2003 through 2005. By 2006, we saw growing evidence of lax underwriting standards and valuations. As a result, we liquidated nearly all of the portfolio’s subprime MBS holdings at that time. In hindsight, this may have been a bit premature, since the potential for further appreciation was still viable at the time. However, when that area of the market imploded this year, your fund’s portfolio had become largely immune to any direct impact.

As noted earlier, the majority of fund assets were invested in higher-rated areas of the mortgage market. These areas, which are called securitized sectors, are now among the largest in the investment-grade bond universe and outperformed other mortgage-related counterparts for the period. Securitized bonds have interest and principal payments that are backed by a cash flow from another source. Collateralized mortgage obligations (CMOs) and ABSs, for example, are typically backed by payments on auto loans and credit card debt. The fund had overweight positions in both of these areas. Additionally, holdings in a related securitized sector, manufactured housing, proved beneficial given its relatively low levels of losses and delinquencies.

Successful security selection contributed substantially to results. Of particular note was the fund’s position in Ba-rated bonds from General Motors Acceptance Corporation (GMAC). Also, given our overall underweight position in corporate bonds, we emphasized AAA-rated CMBSs to gain more diversified credit exposure. These securities, which are backed by large, non-residential projects, such as industrial parks and shopping malls, typically offer higher income than corporate bonds of comparable credit quality while carrying a lower risk of prepayment. Holding CMBSs proved to be beneficial to results, especially in comparison to residential MBSs.

The fund’s position in hybrid adjustable-rate mortgages (ARMs) also boosted results. This class of security generally offers borrowers three or five years of payments at a fixed interest rate. After this initial period, the interest rate is adjusted annually. Our research indicated that the potential return on these securities offset their level of prepayment risk. We found them to be a valuable alternative to mortgage pass-throughs for much of the fiscal year.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Looking ahead, we anticipate further interest-rate cuts by the Fed as we move into 2008 and believe several reductions are already priced into the bond market. Therefore, we remain cautious about a potential recession and continue to position the portfolio defensively. We expect to keep the duration neutral relative to the fund’s peers and anticipate a further steepening of the yield curve, given the inflationary trends we have observed thus far. We have increased the fund’s exposure to credit risk slightly, but are still conservatively positioned, given our concerns over the corporate market.

Several areas of opportunity, however, which were not present at the beginning of the fiscal year 2007, are becoming apparent. For instance, our understanding of the subprime market led us to steer clear of bonds issued by financial companies this year. While some have been poor performers for valid reasons, we believe others have been unjustly downgraded and appear to offer attractive income and appreciation potential at compelling prices. We are also looking closely at areas of the mortgage market to uncover what may prove to be buying opportunities. Our research is even pointing to some subprime market issuers that we believe could offer value to the portfolio.

We believe that the new fiscal year will likely give rise to additional opportunities across the full range of U.S. investment-grade fixed-income sectors and securities. We expect to take full advantage of this potential as we continue to pursue the fund’s income objective.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses.

Your fund’s performance

This section shows your fund’s performance for periods ended October 31, 2007, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.91%	7.83%	6.91%	6.91%	7.09%	7.09%	7.45%	7.38%	7.64%	7.97%

10 years	56.68	50.77	45.28	45.28	45.17	45.17	52.76	47.77	52.91	60.69
Annual average	4.59	4.19	3.81	3.81	3.80	3.80	4.33	3.98	4.34	4.86

5 years	24.03	19.32	19.37	17.36	19.38	19.38	22.28	18.30	22.67	25.45
Annual average	4.40	3.60	3.60	3.25	3.61	3.61	4.10	3.42	4.17	4.64

3 years	11.28	7.07	8.83	5.87	8.82	8.82	10.37	6.75	10.50	12.12
Annual average	3.63	2.30	2.86	1.92	2.86	2.86	3.34	2.20	3.38	3.89

1 year	5.35	1.43	4.43	–0.57	4.41	3.41	4.86	1.51	4.98	5.54

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge)

Cumulative total return from 10/31/97 to 10/31/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,528 and $14,517, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,777 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,291 and $16,069, respectively.

Comparative index returns For periods ended 10/31/07

		Lipper Corporate
	Lehman Aggregate	Debt Funds A Rated
	Bond Index	category average*
Annual average
(life of fund)	—†	—†

10 years	77.57%	65.37%
Annual average	5.91	5.15

5 years	24.11	24.81
Annual average	4.41	4.50

3 years	12.11	9.88
Annual average	3.88	3.18

1 year	5.38	4.02

   Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/07, there were 175, 157, 133, and 61 funds, respectively, in this Lipper category.

† The fund’s benchmark and Lipper category were not in existence at the time of the fund’s inception. The Lehman Aggregate Bond Index commenced 12/31/75. The Lipper category commenced 12/31/59.

Fund price and distribution information For the 12-month period ended 10/31/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.321		$0.270	$0.270	$0.306		$0.307	$0.336

Capital gains	—		—	—	—		—	—

Total	$0.321		$0.270	$0.270	$0.306		$0.307	$0.336

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/06	$6.74	$7.00	$6.70	$6.72	$6.67	$6.89	$6.74	$6.79

10/31/07	6.77	7.03	6.72	6.74	6.68	6.90	6.76	6.82

Current yield (end of period)

Current dividend rate[1]	4.79%	4.61%	4.11%	4.09%	4.67%	4.52%	4.62%	4.93%

Current 30-day SEC yield[2,3]
(with expense limitation)	N/A	4.85	4.28	4.28	N/A	4.63	4.78	5.28

Current 30-day SEC yield[3]
(without expense limitation)	N/A	4.77	4.20	4.20	N/A	4.55	4.70	5.20

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.90%	7.82%	6.90%	6.90%	7.09%	7.09%	7.45%	7.38%	7.63%	7.97%

10 years	56.18	50.29	45.01	45.01	45.00	45.00	52.48	47.51	52.44	60.18
Annual average	4.56	4.16	3.79	3.79	3.79	3.79	4.31	3.96	4.31	4.82

5 years	21.98	17.41	17.55	15.55	17.57	17.57	20.60	16.71	20.66	23.58
Annual average	4.05	3.26	3.29	2.93	3.29	3.29	3.82	3.14	3.83	4.33

3 years	11.23	7.00	8.78	5.82	8.78	8.78	10.32	6.70	10.30	12.08
Annual average	3.61	2.28	2.84	1.90	2.84	2.84	3.33	2.19	3.32	3.87

1 year	5.03	1.12	4.42	–0.58	4.40	3.40	4.85	1.49	4.82	5.38

Fund’s annual operating expenses For the fiscal year ended 10/31/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Total annual fund operating expenses	1.05	1.80	1.80	1.30	1.30	0.80

* Reflects Putnam Management’s decision to contractually limit expenses through 10/31/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Income Fund from May 1, 2007, to October 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.05	$ 8.86	$ 8.86	$ 6.32	$ 6.32	$ 3.78

Ending value (after expenses)	$1,024.40	$1,019.10	$1,020.50	$1,021.90	$1,023.20	$1,025.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2007, use the calculation method below. To find the value of your investment on May 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.04	$ 8.84	$ 8.84	$ 6.31	$ 6.31	$ 3.77

Ending value (after expenses)	$1,020.21	$1,016.43	$1,016.43	$1,018.95	$1,018.95	$1,021.48

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	0.99%	1.74%	1.74%	1.24%	1.24%	0.74%

Average annualized expense ratio for Lipper peer group†	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/07.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Income Fund	323%*	239%*	300%*	441%	251%†

Lipper Corporate Debt Funds A Rated category average	113%	138%	152%	163%	166%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 10/31/07.

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Rob Bloemker is the Portfolio Leader. Kevin Cronin, Kevin Murphy, Michael Salm, and Raman Srivastava are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund. For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2007, and October 31, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 10/31/06.

Trustee and Putnam employee fund ownership

As of October 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$ 212,000	$ 92,000,000

Putnam employees	$3,366,000	$777,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Rob Bloemker is also a Portfolio Leader of Putnam American Government Income Fund and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Utilities Growth and Income Fund.

Michael Salm is also a Portfolio Member of Putnam American Government Income Fund, Putnam Global Income Trust, and Putnam U.S. Government Income Trust.

Raman Srivastava is also a Portfolio Member of The George Putnam Fund of Boston and Putnam Global Income Trust.

Rob Bloemker, Kevin Cronin, Kevin Murphy, Michael Salm, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended October 31, 2007, Portfolio Member Rob Bloemker became Portfolio Leader and Portfolio Leader Kevin Cronin became a Portfolio Member of your fund. In addition, Portfolio Member Michael Salm joined your fund’s management team.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, reexamined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 39th percentile in management fees and in the 36th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Corporate Debt Funds A Rated) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

41st	39th	55th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 169, 155 and 117 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

*The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Corporate Debt Funds A Rated category for the one-, five- and ten-year periods ended September 30, 2007 were 10%, 44% and 91%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 17th out of 177, 57th out of 129 and 56th out of 61, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such  as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund including the fund’s portfolio, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 14, 2007

The fund’s portfolio 10/31/07

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)*

	Principal amount	Value

Amresco Commercial Mortgage
Funding I 144A Ser. 97-C1,
Class H, 7s, 2029	$693,831	$691,850
Asset Securitization Corp.
Ser. 96-MD6, Class A7,
7.866s, 2029	2,210,850	2,331,127
FRB Ser. 97-D5, Class A5,
6.925s, 2043	300,000	312,362
Banc of America Commercial
Mortgage, Inc.
FRB Ser. 07-3, Class A3,
5.659s, 2049	2,003,000	2,022,236
Ser. 06-4, Class A4, 5.634s, 2046	4,180,000	4,227,858
Ser. 06-5, Class A4, 5.414s, 2047	4,948,000	4,930,474
FRB Ser. 05-1, Class A5,
4.967s, 2042	163,000	162,170
Ser. 07-1, Class XW, Interest Only
(IO), 0.292s, 2049	19,180,621	404,195
Ser. 06-1, Class XC, IO,
0.053s, 2045	112,641,502	770,896
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	880,000	864,593
Ser. 02-PB2, Class XC, IO,
0.186s, 2035	51,190,773	901,837
Ser. 04-4, Class XC, IO,
0.121s, 2042	40,196,040	608,936
Ser. 04-5, Class XC, IO,
0.102s, 2041	62,360,180	779,492
Ser. 05-1, Class XW, IO,
0.086s, 2042	216,756,959	693,176
Ser. 06-4, Class XC, IO,
0.069s, 2046	67,372,902	808,475
Ser. 05-4, Class XC, IO,
0.064s, 2045	104,142,121	730,880
Ser. 06-5, Class XC, IO,
0.048s, 2016	137,521,593	2,064,698
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H,
6.041s, 2018	443,000	441,007
FRB Ser. 04-BBA4, Class G,
5.791s, 2018	595,000	592,808
Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K,
7.091s, 2022	669,000	654,132
FRB Ser. 05-MIB1, Class J,
6.141s, 2022	1,805,000	1,760,283
Ser. 03-BBA2, Class X1A, IO,
0.175s, 2015 (F)	6,303,219	1
Banc of America Mortgage Securities
FRB Ser. 03-F, Class 2A1,
3.734s, 2033	721,968	712,943
IFB Ser. 06-2, Class A4, IO,
0.528s, 2046	3,240,651	33,542
Ser. 04-D, Class 2A, IO,
0.335s, 2034	15,548,752	30,368
Ser. 05-E, Class 2, IO,
0.305s, 2035	41,858,774	196,213

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Banc of America Structured
Security Trust 144A Ser. 02-X1,
Class A3, 5.436s, 2033	$2,075,998	$2,073,222
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1,
5.173s, 2035	1,690,868	1,674,805
Ser. 04-2, IO, 1.72s, 2034	5,182,925	321,341
Ser. 05-3A, IO, 1.6s, 2035	19,529,958	1,408,875
Ser. 05-1A, IO, 1.6s, 2035	7,209,622	482,143
Ser. 04-3, IO, 1.6s, 2035	5,741,034	361,685
Ser. 07-5A, IO, 1.55s, 2037	18,484,139	2,938,978
Ser. 07-2A, IO, 1.3s, 2037	21,510,899	2,714,676
Ser. 07-1, Class S, IO,
1.211s, 2037	16,776,870	1,865,588
Ser. 06-4A, Class IO, IO,
1.14s, 2036	2,728,966	319,698
Ser. 06-2A, IO, 0.879s, 2036	3,594,786	304,108
Bear Stearns Alternate Trust
Ser. 04-9, Class 1A1, 7.215s, 2034	321,127	321,177
Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F,
8.184s, 2032	619,000	651,687
Ser. 07-PW17, Class A3,
5.736s, 2050	25,117,000	25,343,631
Ser. 04-PR3I, Class X1, IO,
0.092s, 2041	20,238,148	383,047
Ser. 05-PWR9, Class X1, IO,
0.079s, 2042	51,332,012	475,211
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-BBA7, Class X1A, IO,
1.791s, 2019	23,555,657	41,406
Ser. 06-PW14, Class XW, IO,
0.691s, 2038	25,502,754	1,202,638
Ser. 06-PW14, Class X1, IO,
0.047s, 2038	27,425,347	467,959
Ser. 07-PW15, Class X1, IO,
0.042s, 2044	80,190,774	970,597
Ser. 05-PW10, Class X1, IO,
0.032s, 2040	110,368,579	467,301
Ser. 07-PW16, Class X, IO,
0.021s, 2040	176,054,778	191,407
Bear Stearns Small Balance
Commercial Trust 144A Ser. 06-1A,
Class AIO, IO, 1s, 2034	11,807,000	181,717
Chase Commercial Mortgage
Securities Corp. Ser. 00-3,
Class A2, 7.319s, 2032	736,000	770,380
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	5,896,000	5,900,596
Ser. 98-1, Class G, 6.56s, 2030	1,502,003	1,547,982
Ser. 98-1, Class H, 6.34s, 2030	2,217,000	1,934,581
Citigroup Commercial
Mortgage Trust 144A
Ser. 05-C3, Class XC, IO,
0.092s, 2043	143,787,832	1,437,878
Ser. 06-C5, Class XC, IO,
0.049s, 2049	163,732,279	2,302,485

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Citigroup Mortgage Loan
Trust, Inc. IFB Ser. 07-6,
Class 2A5, IO, 1.778s, 2037	$6,503,028	$301,451
Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 06-CD3,
Class A4, 5.658s, 2048	1,266,000	1,269,516
Citigroup/Deutsche Bank
Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO,
0.378s, 2049	34,889,000	872,225
Ser. 06-CD2, Class X, IO,
0.086s, 2046	105,037,099	562,159
Ser. 07-CD4, Class XC, IO,
0.041s, 2049	116,665,000	1,093,734
Commercial Mortgage
Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	2,605,530	2,607,749
Ser. 98-C2, Class F, 5.44s, 2030	4,946,000	4,765,594
Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.57s, 2019	1,271,000	1,255,261
Ser. 06-CN2A, Class J, 5.57s, 2019	1,017,000	997,177
FRB Ser. 01-J2A, Class A2F,
5.56s, 2034	1,960,000	1,950,200
Ser. 03-LB1A, Class X1, IO,
0.425s, 2038	12,043,935	480,553
Ser. 05-C6, Class XC, IO,
0.059s, 2044	86,062,715	561,387
Ser. 05-LP5, Class XC, IO,
0.056s, 2043	74,896,181	702,152
Ser. 06-C8, Class XS, IO,
0.045s, 2046	81,384,766	1,045,957
Countrywide Alternative Loan Trust
Ser. 05-24, Class 1AX, IO,
1.195s, 2035	10,360,344	198,463
Ser. 05-24, Class IIAX, IO,
1.158s, 2035	12,526,887	316,730
IFB Ser. 06-6CB, Class 1A3, IO,
0.228s, 2036	22,726,851	135,547
Countrywide Home Loans
Ser. 05-9, Class 1X, IO,
1.991s, 2035	12,228,670	267,502
Ser. 06-0A5, Class X, IO,
2.435s, 2046	25,425,273	997,149
Ser. 05-2, Class 2X, IO,
1.16s, 2035	13,574,060	260,877
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO,
0.981s, 2035	8,103,632	340,293
IFB Ser. 05-R2, Class 2A3, 8s, 2035	938,789	966,952
IFB Ser. 05-R2, Class 1AS, IO,
0.602s, 2035	10,562,153	374,079
Credit Suisse Mortgage
Capital Certificates
FRB Ser. 07-C4, Class A2,
5.811s, 2039	6,463,000	6,569,853
Ser. 06-C5, Class AX, IO,
0.065s, 2039	51,750,963	855,806

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Credit Suisse Mortgage
Capital Certificates 144A
Ser. 07-C2, Class AX, IO,
0.114s, 2049	$159,489,279	$1,651,671
Ser. 06-C4, Class AX, IO,
0.092s, 2039	103,896,344	1,741,337
Ser. 07-C1, Class AX, IO,
0.051s, 2040	104,069,863	1,062,033
Ser. 06-C3, Class AX, IO,
0.023s, 2038	429,358,388	335,329
CRESI Finance Limited
Partnership 144A
FRB Ser. 06-A, Class D,
5.673s, 2017	308,000	292,255
FRB Ser. 06-A, Class C,
5.473s, 2017	913,000	875,621
Criimi Mae Commercial Mortgage
Trust 144A Ser. 98-C1, Class B,
7s, 2033	7,975,000	7,988,558
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	3,575,000	3,490,791
CS First Boston Mortgage
Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	1,193,000	1,301,190
Ser. 04-C2, Class A2, 5.416s, 2036	6,060,000	6,048,789
FRB Ser. 04-C3, Class A5,
5.113s, 2036	59,000	57,868
Ser. 04-C3, Class A3, 4.302s, 2036	127,000	124,970
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 05-TFLA, Class J,
6.041s, 2020	323,500	321,074
FRB Ser. 04-TF2A, Class J,
6.041s, 2016	414,000	408,825
FRB Ser. 04-TF2A, Class H,
5.791s, 2019	825,000	816,750
Ser. 01-CK1, Class AY, IO,
0.774s, 2035	83,484,000	1,474,014
Ser. 03-C3, Class AX, IO,
0.747s, 2038	105,761,400	4,022,830
Ser. 02-CP3, Class AX, IO,
0.353s, 2035	23,128,042	877,928
Ser. 04-C4, Class AX, IO,
0.184s, 2039	15,261,974	337,580
Ser. 05-C2, Class AX, IO,
0.112s, 2037	84,662,388	1,234,124
Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1,
Class X, IO, 0.525s, 2031	483,497	5,949
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B,
7.62s, 2033	2,874,775	3,015,068
Ser. 99-CG2, Class B3, 6.1s, 2032	2,455,000	2,464,223
Ser. 99-CG2, Class B4, 6.1s, 2032	3,434,000	3,371,167
Ser. 98-CF2, Class B3, 6.04s, 2031	1,075,367	1,090,840

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Fannie Mae
IFB Ser. 07-64, Class LS,
15.188s, 2037	$1,980,166	$2,438,079
IFB Ser. 06-70, Class SM,
13.409s, 2036	522,863	614,282
IFB Ser. 07-75, Class JS,
13.38s, 2037	3,381,842	4,128,079
IFB Ser. 07-75, Class CS,
11.393s, 2037	2,115,795	2,566,329
IFB Ser. 07-75, Class ES,
10.965s, 2036	2,141,714	2,458,955
IFB Ser. 06-62, Class PS,
10.665s, 2036	1,167,012	1,363,207
IFB Ser. 07-80, Class AS,
10.38s, 2037	1,260,483	1,427,174
IFB Ser. 07-60, Class SB,
10.365s, 2037	1,306,598	1,441,523
IFB Ser. 06-76, Class QB,
10.365s, 2036	2,267,082	2,641,020
IFB Ser. 06-79, Class PS,
10.365s, 2036	1,260,316	1,516,975
IFB Ser. 06-48, Class TQ,
10.365s, 2036	3,780,404	4,325,340
Ser. 03-W6, Class PT1,
10.069s, 2042	711,063	783,205
IFB Ser. 06-63, Class SP,
10.065s, 2036	2,469,453	2,836,275
IFB Ser. 07-W7, Class 1A4,
9.945s, 2037	1,987,388	2,156,804
IFB Ser. 05-37, Class SU,
9.71s, 2035	3,167,539	3,543,994
IFB Ser. 06-49, Class SE,
9.51s, 2036	3,489,755	3,885,893
Ser. 02-T12, Class A4, 9 1/2s, 2042	266,505	290,985
Ser. 02-T4, Class A4, 9 1/2s, 2041	424,514	464,949
Ser. 02-T6, Class A3, 9 1/2s, 2041	543,634	595,850
Ser. 02-T1, Class A4, 9 1/2s, 2031	57,283	62,821
IFB Ser. 06-104, Class GS,
9.365s, 2036	1,321,447	1,478,142
IFB Ser. 06-60, Class AK,
9.31s, 2036	1,769,717	1,957,908
Ser. 04-T3, Class PT1,
9.163s, 2044	483,490	526,110
IFB Ser. 06-60, Class TK,
9.11s, 2036	1,136,472	1,245,867
IFB Ser. 06-104, Class ES,
9.088s, 2036	2,561,314	2,863,424
IFB Ser. 07-1, Class NK,
8.951s, 2037	5,727,384	6,438,496
IFB Ser. 07-81, Class SC,
8.565s, 2037	2,028,768	2,172,706
IFB Ser. 06-104, Class CS,
7.774s, 2036	2,476,866	2,586,401
Ser. 02-26, Class A2, 7 1/2s, 2048	2,311,826	2,432,876
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	658,547	698,955
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	1,038,588	1,102,312
Ser. 03-W1, Class 2A, 7 1/2s, 2042	2,051,666	2,158,532
Ser. 02-T19, Class A3, 7 1/2s, 2042	4,453,304	4,695,935

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Fannie Mae
Ser. 02-T12, Class A3, 7 1/2s, 2042	$380,693	$399,873
Ser. 02-14, Class A2, 7 1/2s, 2042	494,810	510,819
Ser. 01-T10, Class A2, 7 1/2s, 2041	2,562,047	2,689,471
Ser. 02-T4, Class A3, 7 1/2s, 2041	151,787	160,180
Ser. 01-T12, Class A2, 7 1/2s, 2041	2,245,414	2,367,685
Ser. 01-T3, Class A1, 7 1/2s, 2040	481,187	506,137
Ser. 01-T1, Class A1, 7 1/2s, 2040	850,888	892,104
Ser. 99-T2, Class A1, 7 1/2s, 2039	282,088	298,462
Ser. 03-W10, Class 1A1,
7 1/2s, 2032	1,041,713	1,094,701
Ser. 02-T1, Class A3, 7 1/2s, 2031	416,693	438,764
Ser. 00-T6, Class A1, 7 1/2s, 2030	1,773,075	1,871,037
Ser. 01-T5, Class A3, 7 1/2s, 2030	252,626	264,810
Ser. 01-T4, Class A1, 7 1/2s, 2028	5,421,828	5,770,668
IFB Ser. 07-30, Class FS,
7.26s, 2037	5,645,981	5,845,281
IFB Ser. 06-115, Class ES,
7.07s, 2036	2,315,439	2,487,847
Ser. 02-26, Class A1, 7s, 2048	1,508,739	1,571,827
Ser. 04-T3, Class 1A3, 7s, 2044	1,524,456	1,596,070
Ser. 04-T2, Class 1A3, 7s, 2043	1,161,910	1,216,734
Ser. 03-W3, Class 1A2, 7s, 2042	706,131	736,244
Ser. 02-T16, Class A2, 7s, 2042	1,444,589	1,505,806
Ser. 02-14, Class A1, 7s, 2042	385,165	400,401
Ser. 01-W3, Class A, 7s, 2041	487,703	509,525
Ser. 05-W4, Class 1A3, 7s, 2035	1,881,430	1,966,282
Ser. 04-W1, Class 2A2, 7s, 2033	3,924,490	4,112,462
IFB Ser. 06-8, Class PK, 6.91s, 2036	3,613,710	3,686,747
IFB Ser. 05-74, Class CP,
6.884s, 2035	1,844,940	1,949,393
IFB Ser. 05-57, Class CD,
6.853s, 2035	1,657,126	1,731,861
IFB Ser. 05-74, Class SK,
6.731s, 2035	3,491,383	3,623,911
IFB Ser. 06-27, Class SP,
6.701s, 2036	2,816,000	2,977,903
IFB Ser. 06-8, Class HP,
6.701s, 2036	3,084,707	3,233,582
IFB Ser. 06-8, Class WK,
6.701s, 2036	4,903,982	5,105,400
IFB Ser. 05-106, Class US,
6.701s, 2035	4,430,794	4,673,006
IFB Ser. 05-99, Class SA,
6.701s, 2035	2,189,449	2,271,500
IFB Ser. 05-115, Class NQ,
6.666s, 2036	1,045,523	1,063,184
IFB Ser. 05-74, Class CS,
6.621s, 2035	2,102,677	2,173,748
IFB Ser. 05-45, Class DA,
6.554s, 2035	3,386,853	3,527,449
IFB Ser. 05-74, Class DM,
6.517s, 2035	4,352,193	4,517,345
Ser. 381, Class 14, IO, 6 1/2s, 2037	2,910,798	697,682
Ser. 381, Class 16, IO, 6 1/2s, 2037	669,787	158,865
Ser. 381, Class 15, IO, 6 1/2s, 2037	1,235,712	306,418
Ser. 371, Class 2, IO, 6 1/2s, 2036	18,839,580	4,699,941
IFB Ser. 05-45, Class DC,
6.444s, 2035	2,671,020	2,770,651

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Fannie Mae
IFB Ser. 06-60, Class CS,
6.224s, 2036	$1,121,074	$1,096,779
IFB Ser. 05-114, Class SP,
6.181s, 2036	1,295,388	1,286,129
IFB Ser. 05-57, Class DC,
5.939s, 2034	3,084,431	3,175,553
IFB Ser. 07-96, Class AS,
5.788s, 2037	2,348,530	2,326,879
IFB Ser. 05-45, Class PC,
5.633s, 2034	1,432,039	1,461,584
IFB Ser. 05-95, Class CP,
5.415s, 2035	335,438	340,141
IFB Ser. 05-95, Class OP,
5.305s, 2035	1,283,542	1,239,713
IFB Ser. 05-106, Class JC,
5.016s, 2035	783,411	739,324
IFB Ser. 05-83, Class QP,
4.726s, 2034	751,843	718,797
IFB Ser. 05-72, Class SB,
4.694s, 2035	2,516,821	2,445,748
IFB Ser. 07-W6, Class 6A2, IO,
2.928s, 2037	3,045,895	243,228
IFB Ser. 06-90, Class SE, IO,
2.928s, 2036	2,933,903	325,975
IFB Ser. 03-66, Class SA, IO,
2.778s, 2033	3,657,276	343,016
IFB Ser. 07-W6, Class 5A2, IO,
2.418s, 2037	4,009,927	302,290
IFB Ser. 07-W4, Class 4A2, IO,
2.408s, 2037	17,858,208	1,268,392
IFB Ser. 07-W2, Class 3A2, IO,
2.408s, 2037	5,266,827	378,392
IFB Ser. 05-113, Class AI, IO,
2.358s, 2036	953,642	85,743
IFB Ser. 05-113, Class DI, IO,
2.358s, 2036	41,135,586	3,138,802
IFB Ser. 05-52, Class DC, IO,
2.328s, 2035	2,562,905	290,052
IFB Ser. 06-60, Class SI, IO,
2.278s, 2036	5,262,606	458,513
IFB Ser. 04-24, Class CS, IO,
2.278s, 2034	5,111,177	424,448
IFB Ser. 07-W7, Class 3A2, IO,
2.258s, 2037	8,033,667	531,506
IFB Ser. 03-122, Class SA, IO,
2.228s, 2028	6,630,463	382,103
IFB Ser. 03-122, Class SJ, IO,
2.228s, 2028	7,014,296	409,969
Ser. 03-W12, Class 2, IO,
2.226s, 2043	5,268,680	303,490
IFB Ser. 06-60, Class DI, IO,
2.198s, 2035	2,779,782	189,243
IFB Ser. 04-60, Class SW, IO,
2.178s, 2034	9,379,236	816,702
IFB Ser. 05-65, Class KI, IO,
2.128s, 2035	19,947,610	1,351,447
Ser. 03-W10, Class 3, IO,
1.932s, 2043	8,090,218	402,756

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Fannie Mae
Ser. 03-W10, Class 1, IO,
1.928s, 2043	$21,014,468	$1,034,461
IFB Ser. 07-54, Class CI, IO,
1.888s, 2037	3,482,056	263,623
IFB Ser. 07-39, Class PI, IO,
1.888s, 2037	3,374,307	228,750
IFB Ser. 07-30, Class WI, IO,
1.888s, 2037	28,911,570	1,884,454
IFB Ser. 07-W4, Class 3A2, IO,
1.878s, 2037	17,446,069	1,035,396
IFB Ser. 07-28, Class SE, IO,
1.878s, 2037	3,624,497	261,252
IFB Ser. 06-128, Class SH, IO,
1.878s, 2037	4,100,824	270,268
IFB Ser. 06-56, Class SM, IO,
1.878s, 2036	10,418,585	708,113
IFB Ser. 06-12, Class SD, IO,
1.878s, 2035	13,890,923	1,089,285
IFB Ser. 05-73, Class SI, IO,
1.878s, 2035	2,101,230	129,561
IFB Ser. 05-17, Class ES, IO,
1.878s, 2035	4,186,760	293,900
IFB Ser. 05-17, Class SY, IO,
1.878s, 2035	1,933,881	135,686
IFB Ser. 07-W5, Class 2A2, IO,
1.868s, 2037	1,657,684	71,603
IFB Ser. 07-30, Class IE, IO,
1.868s, 2037	9,482,628	809,088
IFB Ser. 06-123, Class CI, IO,
1.868s, 2037	8,267,571	606,780
IFB Ser. 06-123, Class UI, IO,
1.868s, 2037	3,564,038	253,479
IFB Ser. 05-82, Class SY, IO,
1.858s, 2035	8,582,709	525,779
IFB Ser. 05-45, Class SR, IO,
1.848s, 2035	11,464,547	698,251
IFB Ser. 07-15, Class BI, IO,
1.828s, 2037	6,027,054	422,006
IFB Ser. 06-23, Class SC, IO,
1.828s, 2036	4,906,322	347,049
IFB Ser. 06-16, Class SM, IO,
1.828s, 2036	3,201,308	225,638
IFB Ser. 05-95, Class CI, IO,
1.828s, 2035	4,722,463	350,457
IFB Ser. 05-84, Class SG, IO,
1.828s, 2035	7,951,953	601,453
IFB Ser. 05-54, Class SA, IO,
1.828s, 2035	8,250,610	516,265
IFB Ser. 05-23, Class SG, IO,
1.828s, 2035	6,253,686	471,459
IFB Ser. 05-104, Class NI, IO,
1.828s, 2035	5,421,761	395,069
IFB Ser. 05-17, Class SA, IO,
1.828s, 2035	5,433,411	425,481
IFB Ser. 05-17, Class SE, IO,
1.828s, 2035	5,912,342	457,598
IFB Ser. 05-57, Class DI, IO,
1.828s, 2035	12,186,275	780,272

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Fannie Mae
IFB Ser. 05-104, Class SI, IO,
1.828s, 2033	$6,560,651	$428,220
IFB Ser. 05-83, Class QI, IO,
1.818s, 2035	1,267,544	103,295
IFB Ser. 06-128, Class GS, IO,
1.808s, 2037	3,978,339	293,933
IFB Ser. 05-83, Class SL, IO,
1.798s, 2035	13,782,640	900,426
Ser. 06-116, Class ES, IO,
1.778s, 2036	2,981,643	181,190
IFB Ser. 07-63, Class SB, IO,
1.778s, 2037	25,006,744	1,436,125
IFB Ser. 06-114, Class IS, IO,
1.778s, 2036	4,183,958	272,173
IFB Ser. 06-115, Class GI, IO,
1.768s, 2036	3,665,095	259,790
IFB Ser. 06-115, Class IE, IO,
1.768s, 2036	3,101,685	225,540
IFB Ser. 06-117, Class SA, IO,
1.768s, 2036	4,758,756	304,994
IFB Ser. 06-121, Class SD, IO,
1.768s, 2036	8,855,810	575,209
IFB Ser. 06-109, Class SG, IO,
1.758s, 2036	5,591,304	367,451
IFB Ser. 06-104, Class IM, IO,
1.748s, 2036	1,379,912	92,533
IFB Ser. 06-104, Class SY, IO,
1.748s, 2036	3,046,572	187,537
IFB Ser. 06-109, Class SH, IO,
1.748s, 2036	4,047,713	319,408
Ser. 06-104, Class SG, IO,
1.728s, 2036	6,987,284	438,941
IFB Ser. 07-W6, Class 4A2, IO,
1.728s, 2037	15,802,033	948,841
IFB Ser. 06-128, Class SC, IO,
1.728s, 2037	13,524,106	898,616
IFB Ser. 06-44, Class IS, IO,
1.728s, 2036	5,785,632	363,752
IFB Ser. 06-45, Class SM, IO,
1.728s, 2036	6,427,240	357,136
IFB Ser. 06-8, Class JH, IO,
1.728s, 2036	14,540,268	1,069,098
IFB Ser. 05-122, Class SG, IO,
1.728s, 2035	3,223,463	225,360
IFB Ser. 05-95, Class OI, IO,
1.718s, 2035	706,986	59,430
IFB Ser. 06-92, Class JI, IO,
1.708s, 2036	2,930,141	192,615
IFB Ser. 06-92, Class LI, IO,
1.708s, 2036	4,615,833	301,390
IFB Ser. 06-96, Class ES, IO,
1.708s, 2036	5,130,930	329,918
IFB Ser. 06-99, Class AS, IO,
1.708s, 2036	3,509,660	237,646
IFB Ser. 06-85, Class TS, IO,
1.688s, 2036	6,972,105	423,870
IFB Ser. 06-61, Class SE, IO,
1.678s, 2036	7,197,448	416,611

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Fannie Mae
IFB Ser. 07-75, Class PI, IO,
1.668s, 2037	$5,024,254	$304,847
IFB Ser. 07-76, Class SA, IO,
1.668s, 2037	5,151,213	261,762
IFB Ser. 07-W7, Class 2A2, IO,
1.658s, 2037	12,529,549	730,706
Ser. 03-W8, Class 12, IO,
1.638s, 2042	37,795,695	1,727,306
IFB Ser. 07-90, Class S, IO,
1.638s, 2037	7,745,905	311,046
Ser. 06-94, Class NI, IO, 1.628s,
2036	3,403,570	205,670
IFB Ser. 07-W8, Class 2A2, IO,
1.578s, 2037	9,426,512	529,981
IFB Ser. 06-70, Class WI, IO,
1.578s, 2036	3,185,927	136,398
IFB Ser. 07-30, Class JS, IO,
1.568s, 2037	8,403,385	520,899
IFB Ser. 07-30, Class LI, IO,
1.568s, 2037	12,725,557	825,172
IFB Ser. 07-W4, Class 2A2, IO,
1.548s, 2037	20,237,651	1,065,634
IFB Ser. 07-54, Class IA, IO,
1.538s, 2037	4,344,147	277,310
IFB Ser. 07-54, Class IB, IO,
1.538s, 2037	4,344,147	277,310
IFB Ser. 07-54, Class IC, IO,
1.538s, 2037	4,344,147	277,310
IFB Ser. 07-54, Class ID, IO,
1.538s, 2037	4,344,147	277,310
IFB Ser. 07-54, Class IE, IO,
1.538s, 2037	4,344,147	277,310
IFB Ser. 07-54, Class IF, IO,
1.538s, 2037	6,462,891	412,561
IFB Ser. 07-54, Class UI, IO,
1.538s, 2037	5,213,739	355,975
IFB Ser. 07-56, Class SA, IO,
1.538s, 2037	2,963,436	146,986
IFB Ser. 07-91, Class AS, IO,
1.528s, 2037	3,277,757	192,893
IFB Ser. 07-91, Class HS, IO,
1.528s, 2037	3,788,029	222,280
IFB Ser. 07-15, Class CI, IO,
1.508s, 2037	15,208,611	950,322
IFB Ser. 06-123, Class BI, IO,
1.508s, 2037	20,088,828	1,216,921
IFB Ser. 06-115, Class JI, IO,
1.508s, 2036	11,084,467	693,013
IFB Ser. 07-103, Class AI, IO,
1.465s, 2037	21,911,539	1,266,761
IFB Ser. 06-123, Class LI, IO,
1.448s, 2037	7,436,246	436,332
IFB Ser. 07-39, Class AI, IO,
1.248s, 2037	7,780,795	414,225
IFB Ser. 07-32, Class SD, IO,
1.238s, 2037	5,188,399	262,231
IFB Ser. 07-33, Class SD, IO,
1.238s, 2037	14,738,883	765,717

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Fannie Mae
IFB Ser. 07-30, Class UI, IO,
1.228s, 2037	$4,265,272	$231,476
IFB Ser. 07-32, Class SC, IO,
1.228s, 2037	6,885,973	343,431
IFB Ser. 07-1, Class CI, IO,
1.228s, 2037	5,014,237	263,630
IFB Ser. 05-74, Class SE, IO,
1.228s, 2035	10,252,718	455,823
IFB Ser. 05-82, Class SI, IO,
1.228s, 2035	16,038,371	714,559
IFB Ser. 07-W4, Class 1A2, IO,
1.218s, 2037	60,282,244	2,780,383
IFB Ser. 07-W5, Class 1A2, IO,
1.208s, 2037	9,066,034	323,886
IFB Ser. 07-4, Class PS, IO,
1.183s, 2037	19,520,702	895,969
FRB Ser. 03-W17, Class 12, IO,
1.15s, 2033	10,067,490	385,585
IFB Ser. 05-58, Class IK, IO,
1.128s, 2035	5,325,278	315,967
Ser. 03-W19, IO, 1.097s, 2033	1,138,704	35,776
IFB Ser. 07-75, Class ID, IO,
0.998s, 2037	4,296,752	211,902
Ser. 03-W10, Class 3A, IO,
0.839s, 2043	818,693	13,256
Ser. 03-T2, Class 2, IO,
0.819s, 2042	59,460,781	1,290,138
Ser. 03-W10, Class 1A, IO,
0.816s, 2043	677,934	9,400
Ser. 03-18, Class X1, IO,
0.689s, 2042	27,887,642	357,938
Ser. 03-W6, Class 51, IO,
0.685s, 2042	15,909,988	253,043
Ser. 03-W3, Class 2IO1, IO,
0.68s, 2042	23,629,886	437,052
Ser. 06-W3, Class 1AS, IO,
0.662s, 2046	18,809,416	781,766
Ser. 01-T12, Class IO, 0.565s, 2041	26,835,517	324,600
Ser. 03-W2, Class 1, IO, 0.47s, 2042	31,156,860	343,902
Ser. 01-50, Class B1, IO,
0.458s, 2041	3,736,816	31,874
Ser. 02-T4, IO, 0.452s, 2041	15,027,960	143,406
Ser. 03-W3, Class 1, IO,
0.442s, 2042	20,908,003	278,531
Ser. 02-T1, Class IO, IO,
0.428s, 2031	23,670,921	230,665
Ser. 03-W6, Class 3, IO,
0.367s, 2042	21,438,068	210,318
Ser. 03-W6, Class 23, IO,
0.351s, 2042	22,960,633	216,958
Ser. 03-34, Class P1, Principal
Only (PO), zero %, 2043	103,018	69,505
Ser. 06-84, Class OP, PO,
zero %, 2036	27,263	26,975
Ser. 372, Class 1, PO, zero %, 2036	38,984,427	29,755,027
Ser. 06-56, Class XF, zero %, 2036	318,406	319,693
Ser. 04-38, Class AO, PO,
zero %, 2034	4,927,161	3,538,253

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Fannie Mae
Ser. 04-61, Class CO, PO,
zero %, 2031	$4,853,768	$3,969,265
Ser. 07-31, Class TS, IO,
zero %, 2009	12,414,616	150,669
Ser. 07-15, Class IM, IO,
zero %, 2009	4,849,773	54,684
Ser. 07-16, Class TS, IO,
zero %, 2009	20,593,288	239,446
FRB Ser. 07-76, Class SF,
zero %, 2037	208,013	211,374
FRB Ser. 06-115, Class SN,
zero %, 2036	1,738,864	1,824,997
FRB Ser. 06-104, Class EK,
zero %, 2036	519,340	520,880
FRB Ser. 05-117, Class GF,
zero %, 2036	259,317	233,669
FRB Ser. 05-65, Class ER,
zero %, 2035	3,246,725	3,131,693
FRB Ser. 05-57, Class UL,
zero %, 2035	3,059,400	3,010,950
FRB Ser. 05-36, Class QA,
zero %, 2035	599,338	545,494
FRB Ser. 05-65, Class CU,
zero %, 2034	427,612	511,491
FRB Ser. 05-81, Class DF,
zero %, 2033	351,017	363,630
FRB Ser. 06-1, Class HF,
zero %, 2032	375,771	365,526
IFB Ser. 06-75, Class FY,
zero %, 2036	800,730	824,130
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	278,156	297,071
Ser. T-58, Class 4A, 7 1/2s, 2043	1,469,592	1,553,966
Ser. T-51, Class 2A, 7 1/2s, 2042	1,573,751	1,653,655
Ser. T-42, Class A5, 7 1/2s, 2042	1,043,515	1,102,473
Ser. T-60, Class 1A2, 7s, 2044	4,825,733	5,053,985
Ser. T-41, Class 2A, 7s, 2032	109,468	113,778
Ser. T-56, Class A, IO, 0.524s, 2043	13,217,222	189,445
Ser. T-56, Class 3, IO, 0.379s, 2043	13,436,481	94,055
Ser. T-56, Class 1, IO, 0.284s, 2043	16,894,596	67,578
Ser. T-56, Class 2, IO, 0.03s, 2043	15,486,289	15,486
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	5,032,817	5,422,264
First Union National Bank-Bank
of America Commercial Mortgage
144A Ser. 01-C1, Class 3, IO,
1.685s, 2033	40,155,430	1,762,173
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	3,492,000	3,749,189
Ser. 97-C2, Class G, 7 1/2s, 2029	1,156,000	1,261,208
First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2,
Class G, 7s, 2035	4,500,000	4,723,650

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Freddie Mac
IFB Ser. 3339, Class JS,
9.742s, 2037	$1,856,019	$2,137,473
IFB Ser. 3339, Class WS,
9.721s, 2037	2,043,750	2,470,632
IFB Ser. 3355, Class KS,
9.174s, 2037	1,709,577	1,836,727
IFB Ser. 3202, Class PS,
8.692s, 2036	1,092,080	1,245,286
IFB Ser. 3349, Class SA,
8.453s, 2037	6,774,478	7,584,834
IFB Ser. 3331, Class SE,
8.453s, 2037	1,705,128	1,865,731
IFB Ser. 3182, Class PS,
8.235s, 2032	2,930,413	3,314,094
IFB Ser. 3202, Class HM,
7.794s, 2036	773,228	860,973
IFB Ser. 3081, Class DC,
6.249s, 2035	1,773,743	1,851,789
IFB Ser. 3114, Class GK,
6.035s, 2036	1,209,765	1,258,296
Ser. 3382, Class SB, IO, 6s, 2037 ##	8,689,000	266,317
IFB Ser. 2976, Class KL,
5.715s, 2035	3,231,387	3,324,767
IFB Ser. 3149, Class SU,
5.662s, 2036	1,517,477	1,486,236
IFB Ser. 2990, Class DP,
5.605s, 2034	2,781,585	2,841,195
IFB Ser. 2979, Class AS,
5.605s, 2034	789,964	799,262
IFB Ser. 3065, Class DC,
4.586s, 2035	2,772,829	2,660,849
IFB Ser. 3360, Class SC,
4.348s, 2037	2,968,739	2,840,644
IFB Ser. 2990, Class LB,
3.933s, 2034	3,341,678	3,149,573
IFB Ser. 2990, Class WP,
3.893s, 2035	2,060,575	2,023,575
IFB Ser. 2927, Class SI, IO,
3.409s, 2035	4,655,932	562,429
IFB Ser. 2828, Class GI, IO,
2.409s, 2034	5,353,360	533,377
IFB Ser. 3184, Class SP, IO,
2.259s, 2033	5,514,088	439,922
IFB Ser. 2869, Class SH, IO,
2.209s, 2034	2,536,094	167,420
IFB Ser. 2869, Class JS, IO,
2.159s, 2034	12,264,780	794,511
IFB Ser. 3203, Class SH, IO,
2.049s, 2036	3,127,721	284,475
IFB Ser. 2755, Class SG, IO,
2.009s, 2031	5,942,404	428,840
IFB Ser. 2815, Class PT, IO,
1.959s, 2032	5,322,376	400,242
IFB Ser. 2828, Class TI, IO,
1.959s, 2030	2,535,850	177,855
IFB Ser. 3297, Class BI, IO,
1.669s, 2037	13,092,321	975,498
IFB Ser. 3284, Class IV, IO,
1.659s, 2037	3,334,909	264,301

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Freddie Mac
IFB Ser. 3287, Class SD, IO,
1.659s, 2037	$5,346,136	$378,923
IFB Ser. 3281, Class BI, IO,
1.659s, 2037	2,563,069	181,724
IFB Ser. 3028, Class ES, IO,
1.659s, 2035	13,476,933	1,002,353
IFB Ser. 2922, Class SE, IO,
1.659s, 2035	6,574,458	411,430
IFB Ser. 3045, Class DI, IO,
1.639s, 2035	14,254,231	898,555
Ser. 3236, Class ES, IO,
1.609s, 2036	5,181,568	333,556
IFB Ser. 3136, Class NS, IO,
1.609s, 2036	8,236,405	531,328
IFB Ser. 3118, Class SD, IO,
1.609s, 2036	10,493,604	614,832
IFB Ser. 3054, Class CS, IO,
1.609s, 2035	2,806,718	146,681
IFB Ser. 3107, Class DC, IO,
1.609s, 2035	14,201,501	1,093,035
IFB Ser. 3129, Class SP, IO,
1.609s, 2035	5,875,177	318,891
IFB Ser. 3066, Class SI, IO,
1.609s, 2035	8,930,987	666,347
IFB Ser. 2927, Class ES, IO,
1.609s, 2035	3,676,860	204,831
IFB Ser. 2950, Class SM, IO,
1.609s, 2016	7,242,988	459,888
IFB Ser. 3256, Class S, IO,
1.599s, 2036	6,112,110	454,354
IFB Ser. 3031, Class BI, IO,
1.599s, 2035	2,526,170	204,938
IFB Ser. 3244, Class SB, IO,
1.569s, 2036	3,674,097	250,399
IFB Ser. 3244, Class SG, IO,
1.569s, 2036	4,227,443	297,836
IFB Ser. 3326, Class GS, IO,
1.559s, 2037	20,035,121	1,110,911
IFB Ser. 3236, Class IS, IO,
1.559s, 2036	6,886,396	452,484
IFB Ser. 3147, Class SH, IO,
1.559s, 2036	12,677,089	922,716
IFB Ser. 2962, Class BS, IO,
1.559s, 2035	15,358,874	926,971
IFB Ser. 3114, Class TS, IO,
1.559s, 2030	29,500,046	1,693,165
IFB Ser. 3128, Class JI, IO,
1.539s, 2036	8,713,915	623,709
IFB Ser. 2990, Class LI, IO,
1.539s, 2034	4,976,100	362,822
IFB Ser. 3240, Class S, IO,
1.529s, 2036	12,878,316	877,942
IFB Ser. 3229, Class BI, IO,
1.529s, 2036	1,144,667	69,843
IFB Ser. 3153, Class JI, IO,
1.529s, 2036	6,531,732	383,948
IFB Ser. 3065, Class DI, IO,
1.529s, 2035	1,942,625	156,646

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Freddie Mac
IFB Ser. 3145, Class GI, IO,
1.509s, 2036	$7,134,115	$538,114
IFB Ser. 3114, Class GI, IO,
1.509s, 2036	2,890,596	236,105
IFB Ser. 3218, Class AS, IO,
1.489s, 2036	4,692,848	284,315
IFB Ser. 3221, Class SI, IO,
1.489s, 2036	5,556,749	353,044
IFB Ser. 3153, Class UI, IO,
1.479s, 2036	13,101,691	1,049,272
IFB Ser. 3202, Class PI, IO,
1.449s, 2036	15,104,263	968,640
IFB Ser. 3355, Class MI, IO,
1.409s, 2037	3,531,531	207,726
IFB Ser. 3355, Class LI, IO,
1.409s, 2037	4,200,066	181,106
IFB Ser. 3201, Class SG, IO,
1.409s, 2036	7,020,799	445,683
IFB Ser. 3203, Class SE, IO,
1.409s, 2036	6,306,970	394,145
IFB Ser. 3171, Class PS, IO,
1.394s, 2036	5,904,715	380,079
IFB Ser. 3152, Class SY, IO,
1.389s, 2036	6,429,876	453,473
IFB Ser. 3284, Class BI, IO,
1.359s, 2037	4,179,081	249,266
IFB Ser. 3199, Class S, IO,
1.359s, 2036	3,565,651	214,157
IFB Ser. 3284, Class LI, IO,
1.349s, 2037	16,917,120	1,078,354
IFB Ser. 3281, Class AI, IO,
1.339s, 2037	15,352,943	980,179
IFB Ser. 3311, Class IA, IO,
1.319s, 2037	6,127,029	404,633
IFB Ser. 3311, Class IB, IO,
1.319s, 2037	6,127,029	404,633
IFB Ser. 3311, Class IC, IO,
1.319s, 2037	6,127,029	404,633
IFB Ser. 3311, Class ID, IO,
1.319s, 2037	6,127,029	404,633
IFB Ser. 3311, Class IE, IO,
1.319s, 2037	8,786,276	580,251
IFB Ser. 3274, Class JS, IO,
1.319s, 2037	12,137,995	653,428
IFB Ser. 3240, Class GS, IO,
1.289s, 2036	7,782,880	481,797
IFB Ser. 3339, Class TI, IO,
1.049s, 2037	6,777,421	378,601
IFB Ser. 3288, Class SJ, IO,
1.039s, 2037	6,888,570	321,614
IFB Ser. 3284, Class CI, IO,
1.029s, 2037	11,657,743	628,127
IFB Ser. 3291, Class SA, IO,
1.019s, 2037	7,380,999	375,944
IFB Ser. 3016, Class SQ, IO,
1.019s, 2035	5,584,179	218,804
IFB Ser. 3284, Class WI, IO,
1.009s, 2037	19,341,250	1,009,245

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Freddie Mac
IFB Ser. 3286, Class SA, IO,
1.009s, 2037	$8,437,853	$358,604
IFB Ser. 3235, Class SA, IO,
0.859s, 2036	3,278,936	136,928
Ser. 246, PO, zero %, 2037	32,592,737	24,979,915
Ser. 3300, PO, zero %, 2037	3,349,194	2,632,966
Ser. 242, PO, zero %, 2036	51,803,197	39,749,030
Ser. 239, PO, zero %, 2036	16,268,289	12,322,789
FRB Ser. 3349, Class DO,
zero %, 2037	804,948	790,960
FRB Ser. 3327, Class YF,
zero %, 2037	1,508,970	1,518,327
FRB Ser. 3326, Class XF,
zero %, 2037	2,149,708	2,063,863
FRB Ser. 3326, Class YF,
zero %, 2037	5,773,144	6,091,422
FRB Ser. 3263, Class TA,
zero %, 2037	484,944	542,102
FRB Ser. 3239, Class BF,
zero %, 2036	1,914,906	2,062,491
FRB Ser. 3341, Class FA,
zero %, 2036	228,027	222,693
FRB Ser. 3231, Class XB,
zero %, 2036	1,254,473	1,265,475
FRB Ser. 3283, Class HF,
zero %, 2036	168,149	179,222
FRB Ser. 3174, Class SF,
zero %, 2036	817,851	832,692
FRB Ser. 3149, Class XF,
zero %, 2036	760,903	764,644
FRB Ser. 3231, Class X,
zero %, 2036	642,147	679,432
FRB Ser. 3147, Class SF,
zero %, 2036	2,144,576	2,192,450
FRB Ser. 3122, Class GF,
zero %, 2036	1,521,521	1,540,262
FRB Ser. 3117, Class AF,
zero %, 2036	303,640	326,115
FRB Ser. 3326, Class WF,
zero %, 2035	2,924,659	2,762,165
FRB Ser. 3036, Class AS,
zero %, 2035	274,495	275,591
FRB Ser. 3003, Class XF,
zero %, 2035	2,637,758	2,546,886
GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO,
0.059s, 2045	289,984,367	1,461,231
Ser. 05-C2, Class XC, IO,
0.054s, 2043	120,510,606	874,674
Ser. 07-C1, Class XC, IO,
0.042s, 2019	241,300,928	1,704,353
GMAC Commercial Mortgage
Securities, Inc.
Ser. 99-C3, Class F, 7.833s, 2036	488,000	504,006
Ser. 01-C2, Class A1, 6 1/4s, 2034	269,193	271,401
Ser. 97-C1, Class X, IO, 1.315s, 2029	5,465,835	310,864
Ser. 05-C1, Class X1, IO, 0.
166s, 2043	101,905,898	1,365,335

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	$2,095,341	$2,127,989
Ser. 06-C1, Class XC, IO,
0.056s, 2045	172,364,252	1,144,671
Government National
Mortgage Association
IFB Ser. 06-17, Class SN,
32.891s, 2035	178,148	396,779
IFB Ser. 07-26, Class WS,
14.43s, 2037	4,850,194	6,570,565
IFB Ser. 07-38, Class AS,
11.2s, 2037	4,476,493	5,376,003
IFB Ser. 07-44, Class SP,
10.343s, 2036	2,188,388	2,524,888
IFB Ser. 06-34, Class SA,
9.555s, 2036	501,372	554,126
IFB Ser. 07-51, Class SP,
9.495s, 2037	2,700,128	2,969,423
IFB Ser. 07-35, Class DK,
8.561s, 2035	971,520	1,074,270
IFB Ser. 07-64, Class AM,
7.45s, 2037	3,300,000	3,396,422
IFB Ser. 05-7, Class JM,
5.643s, 2034	3,293,825	3,312,110
IFB Ser. 05-66, Class SP,
3.967s, 2035	1,705,219	1,611,302
IFB Ser. 06-62, Class SI, IO,
2.383s, 2036	5,396,404	388,269
IFB Ser. 07-1, Class SL, IO,
2.363s, 2037	2,507,495	196,852
IFB Ser. 07-1, Class SM, IO,
2.353s, 2037	2,506,581	196,017
IFB Ser. 07-26, Class SG, IO,
1.853s, 2037	7,008,306	486,969
IFB Ser. 07-9, Class BI, IO,
1.823s, 2037	16,193,797	1,012,301
IFB Ser. 07-25, Class SA, IO,
1.803s, 2037	5,759,272	339,900
IFB Ser. 07-25, Class SB, IO,
1.803s, 2037	11,174,862	659,517
IFB Ser. 07-26, Class LS, IO,
1.803s, 2037	14,575,285	984,275
IFB Ser. 07-26, Class SA, IO,
1.803s, 2037	16,032,580	924,735
IFB Ser. 07-22, Class S, IO,
1.803s, 2037	3,740,625	285,363
IFB Ser. 07-11, Class SA, IO,
1.803s, 2037	3,890,252	262,227
IFB Ser. 07-14, Class SB, IO,
1.803s, 2037	3,780,208	252,611
IFB Ser. 06-69, Class SA, IO,
1.803s, 2036	8,386,109	512,431
IFB Ser. 07-51, Class SJ, IO,
1.753s, 2037	4,316,884	337,413
IFB Ser. 07-26, Class SD, IO,
1.74s, 2037	7,985,375	524,215

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Government National
Mortgage Association
IFB Ser. 07-26, Class SL, IO,
1.74s, 2037	$725,697	$46,563
IFB Ser. 06-38, Class SG, IO,
1.653s, 2033	16,307,986	749,264
IFB Ser. 07-53, Class SG, IO,
1.603s, 2037	3,082,454	174,767
IFB Ser. 07-48, Class SB, IO,
1.59s, 2037	7,143,852	377,348
IFB Ser. 07-53, Class ES, IO,
1.553s, 2037	4,903,386	232,082
IFB Ser. 07-58, Class PS, IO,
1.55s, 2037	17,717,142	1,306,639
IFB Ser. 07-59, Class SP, IO,
1.54s, 2037	8,769,000	591,908
IFB Ser. 07-59, Class PS, IO,
1.54s, 2037	3,279,000	223,894
IFB Ser. 07-9, Class DI, IO,
1.513s, 2037	8,183,097	442,183
IFB Ser. 07-53, Class SC, IO,
1.503s, 2037	5,583,566	233,248
IFB Ser. 06-28, Class GI, IO,
1.503s, 2035	5,813,432	309,726
IFB Ser. 07-64, Class AI, IO,
1.49s, 2037	26,300,000	1,333,600
IFB Ser. 07-9, Class AI, IO,
1.44s, 2037	6,355,224	388,322
IFB Ser. 07-36, Class SY, IO,
1.41s, 2037	5,202,413	284,972
IFB Ser. 07-57, Class QA, IO,
1.38s, 2037	10,378,000	535,116
IFB Ser. 07-61, Class SA, IO,
1.369s, 2037	5,525,000	300,512
IFB Ser. 05-65, Class SI, IO,
1.353s, 2035	5,946,220	325,422
IFB Ser. 07-58, Class SA, IO,
1.35s, 2037	34,460,000	1,863,011
IFB Ser. 07-58, Class SC, IO,
1.35s, 2037	8,089,000	364,005
IFB Ser. 07-58, Class SD, IO,
1.34s, 2037	7,592,000	336,379
IFB Ser. 07-59, Class SD, IO,
1.34s, 2037	17,450,000	897,039
IFB Ser. 06-14, Class S, IO,
1.253s, 2036	5,777,975	278,374
IFB Ser. 06-11, Class ST, IO,
1.243s, 2036	3,592,651	169,854
IFB Ser. 07-27, Class SD, IO,
1.203s, 2037	4,103,388	182,247
IFB Ser. 07-19, Class SJ, IO,
1.203s, 2037	6,973,650	301,935
IFB Ser. 07-23, Class ST, IO,
1.203s, 2037	8,519,316	331,851
IFB Ser. 07-8, Class SA, IO,
1.203s, 2037	14,992,569	735,939
IFB Ser. 07-9, Class CI, IO,
1.203s, 2037	10,647,922	471,039

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Government National
Mortgage Association
IFB Ser. 07-7, Class EI, IO,
1.203s, 2037	$7,117,169	$299,437
IFB Ser. 07-1, Class S, IO,
1.203s, 2037	9,200,020	402,551
IFB Ser. 07-3, Class SA, IO,
1.203s, 2037	8,767,800	379,710
IFB Ser. 07-21, Class S, IO,
1.14s, 2037	8,599,797	417,363
IFB Ser. 07-31, Class AI, IO,
1.12s, 2037	3,725,136	277,057
IFB Ser. 07-43, Class SC, IO,
1.04s, 2037	5,582,701	228,872
Ser. 99-31, Class MP, PO,
zero %, 2029	96,472	81,517
FRB Ser. 07-49, Class UF,
zero %, 2037	560,975	558,457
FRB Ser. 07-35, Class UF,
zero %, 2037	635,071	679,598
FRB Ser. 07-22, Class TA,
zero %, 2037	552,416	593,027
FRB Ser. 98-2, Class EA, PO,
zero %, 2028	852,493	690,178
Government National Mortgage
Association 144A IFB Ser. 06-GG8,
Class X, IO, 0.857s, 2039	35,747,351	1,337,733
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO,
2.473s, 2045	8,498,614	199,186
Greenwich Capital Commercial
Funding Corp.
Ser. 07-GG9, Class A4, 5.444s, 2039	2,148,000	2,108,061
Ser. 05-GG5, Class XC, IO,
0.05s, 2037	236,277,246	922,958
Greenwich Capital Commercial
Funding Corp. 144A
Ser. 07-GG9, Class X, IO,
0.324s, 2039	33,047,850	748,740
Ser. 05-GG3, Class XC, IO,
0.142s, 2042	122,196,113	1,909,314
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.799s, 2045	3,813,000	3,868,989
FRB Ser. 07-GG10, Class AM,
5.799s, 2045	14,172,000	14,330,882
Ser. 06-GG8, Class A4, 5.56s, 2039	5,341,000	5,341,427
Ser. 04-GG2, Class A6,
5.396s, 2038	5,069,000	5,064,235
Ser. 05-GG4, Class A4,
4.761s, 2039	127,000	121,132
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L,
8.341s, 2015	748,000	744,260
Ser. 98-C1, Class F, 6s, 2030	1,627,000	1,626,919
FRB Ser. 07-EOP, Class J,
5.972s, 2009	610,000	590,175

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
GS Mortgage Securities Corp. II 144A
Ser. 03-C1, Class X1, IO,
0.529s, 2040	$33,182,895	$600,918
Ser. 05-GG4, Class XC, IO,
0.178s, 2039	132,749,669	2,167,553
Ser. 04-C1, Class X1, IO,
0.158s, 2028	44,095,532	246,315
Ser. 06-GG6, Class XC, IO,
0.038s, 2038	146,658,632	446,851
GSMPS Mortgage Loan Trust 144A IFB
Ser. 04-4, Class 1AS, IO, 0.6s, 2034	11,363,381	503,928
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1,
4.836s, 2035 (F)	2,482,909	2,459,050
IFB Ser. 06-4F, Class 4A2, IO,
2.278s, 2036	3,396,912	170,825
JPMorgan Chase Commercial
Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	1,171,000	1,253,286
FRB Ser. 07-LD12, Class AM,
6.063s, 2051	19,592,000	20,127,645
FRB Ser. 07-LD12, Class A3,
5.991s, 2051	41,526,000	42,343,647
Ser. 07-CB20, Class A3,
5.863s, 2051	9,549,000	9,634,082
FRB Ser. 07-LD11, Class A3,
5.819s, 2049	4,755,000	4,822,664
FRB Ser. 07-LD11, Class AM,
5.819s, 2049	6,011,000	6,070,148
Ser. 06-CB15, Class A4,
5.814s, 2043	6,028,000	6,107,390
Ser. 07-CB20, Class A4,
5.794s, 2051	11,459,000	11,657,699
Ser. 06-CB16, Class A4,
5.552s, 2045	5,705,000	5,672,025
Ser. 06-CB14, Class A4,
5.481s, 2044	5,624,000	5,587,107
FRB Ser. 07-LDPX, Class AM,
5.464s, 2049	6,116,000	5,945,914
Ser. 06-CB14, Class AM,
5.441s, 2044	5,894,000	5,834,530
FRB Ser. 04-PNC1, Class A4,
5.372s, 2041	48,000	48,001
Ser. 05-CB12, Class A4,
4.895s, 2037	128,000	123,117
Ser. 04-C3, Class A5, 4.878s, 2042	122,000	117,565
Ser. 05-LDP2, Class AM,
4.78s, 2042	2,030,000	1,928,689
Ser. 06-LDP8, Class X, IO,
0.574s, 2045	47,416,321	1,877,686
Ser. 06-CB17, Class X, IO,
0.514s, 2043	57,743,069	2,129,564
Ser. 06-LDP9, Class X, IO,
0.456s, 2047	36,693,029	1,118,404
Ser. 07-LDPX, Class X, IO,
0.348s, 2049	71,144,516	1,597,906
Ser. 06-CB16, Class X1, IO,
0.057s, 2045	54,105,368	800,759
Ser. 06-LDP7, Class X, IO,
0.009s, 2045	298,474,875	279,820

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
JPMorgan Chase Commercial
Mortgage Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	$1,515,000	$1,529,306
Ser. 06-FL2A, Class X1, IO,
0.855s, 2018	20,155,455	30,233
Ser. 03-ML1A, Class X1, IO,
0.616s, 2039	19,767,120	634,710
Ser. 05-LDP2, Class X1, IO,
0.11s, 2042	237,171,403	3,937,415
Ser. 05-LDP1, Class X1, IO,
0.096s, 2046	70,273,024	639,594
Ser. 05-CB12, Class X1, IO,
0.096s, 2037	68,915,661	662,237
Ser. 05-LDP3, Class X1, IO,
0.062s, 2042	171,506,648	1,299,700
Ser. 06-CB14, Class X1, IO,
0.06s, 2044	58,403,135	255,514
Ser. 06-LDP6, Class X1, IO,
0.05s, 2043	95,177,679	501,914
Ser. 07-CB20, Class X1, IO,
0.049s, 2051	121,803,000	1,579,785
Ser. 05-LDP5, Class X1, IO,
0.044s, 2044	445,112,449	2,051,692
LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	926,463	939,739
Ser. 99-C1, Class G, 6.41s, 2031	991,777	1,035,319
Ser. 98-C4, Class G, 5.6s, 2035	784,000	790,330
Ser. 98-C4, Class H, 5.6s, 2035	1,328,000	1,264,237
LB-UBS Commercial
Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	43,000	44,320
Ser. 07-C6, Class AM, 6.114s, 2017	13,576,000	13,809,344
Ser. 07-C6, Class A2, 5.845s, 2012	12,934,000	13,253,315
Ser. 04-C7, Class A6, 4.786s, 2029	2,341,000	2,268,798
Ser. 07-C2, Class XW, IO,
0.536s, 2040	15,399,960	600,121
LB-UBS Commercial
Mortgage Trust 144A
Ser. 03-C5, Class XCL, IO,
0.908s, 2037	37,174,340	552,794
Ser. 06-C7, Class XW, IO,
0.719s, 2038	41,027,109	1,830,958
Ser. 05-C3, Class XCL, IO,
0.174s, 2040	70,672,416	1,480,425
Ser. 05-C2, Class XCL, IO,
0.146s, 2040	216,291,843	2,329,402
Ser. 05-C5, Class XCL, IO,
0.12s, 2020	105,486,052	1,470,899
Ser. 05-C7, Class XCL, IO,
0.081s, 2040	156,409,122	1,335,717
Ser. 06-C1, Class XCL, IO,
0.068s, 2041	167,232,983	1,770,189
Ser. 07-C2, Class XCL, IO,
0.065s, 2040	132,332,215	2,136,500
Ser. 06-C7, Class XCL, IO,
0.064s, 2038	63,528,906	1,097,716

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H,
6.041s, 2017	$826,000	$817,740
FRB Ser. 05-LLFA, 5.891s, 2018	534,000	532,665
Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9,
11.685s, 2036	1,078,481	1,222,889
IFB Ser. 07-5, Class 4A3,
10.845s, 2037	2,935,592	3,260,579
IFB Ser. 06-7, Class 4A2, IO,
2.878s, 2036	4,819,738	316,300
IFB Ser. 07-5, Class 8A2, IO,
2.848s, 2036	5,419,125	329,112
Ser. 07-1, Class 3A2, IO,
2.378s, 2037	5,399,397	407,302
IFB Ser. 06-9, Class 3A2, IO,
2.358s, 2037	3,266,619	225,378
IFB Ser. 07-4, Class 3A2, IO,
2.328s, 2037	4,516,845	267,863
IFB Ser. 06-6, Class 5A2, IO,
1.628s, 2036	5,514,219	158,279
IFB Ser. 06-5, Class 2A2, IO,
2.278s, 2036	10,009,680	540,389
IFB Ser. 07-2, Class 2A13, IO,
1.818s, 2037	7,489,592	441,324
IFB Ser. 07-4, Class 2A2, IO,
1.798s, 2037	17,614,605	1,012,526
IFB Ser. 07-1, Class 2A3, IO,
1.758s, 2037	8,509,619	538,554
Ser. 06-9, Class 2A3, IO,
1.748s, 2036	11,295,899	694,836
IFB Ser. 06-9, Class 2A2, IO,
1.748s, 2037	7,932,265	489,018
IFB Ser. 06-8, Class 2A2, IO,
1.708s, 2036	724,349	32,729
IFB Ser. 06-7, Class 2A4, IO,
1.678s, 2036	15,939,435	705,747
IFB Ser. 06-7, Class 2A5, IO,
1.678s, 2036	14,448,725	824,841
IFB Ser. 06-6, Class 1A2, IO,
1.628s, 2036	5,853,630	261,448
IFB Ser. 06-6, Class 1A3, IO,
1.628s, 2036	8,106,971	414,193
IFB Ser. 07-5, Class 10A2, IO,
1.468s, 2037	8,766,726	348,173
IFB Ser. 06-5, Class 1A3, IO,
0.528s, 2036	2,700,915	25,327
IFB Ser. 06-4, Class 1A3, IO,
0.528s, 2036	2,174,229	29,409
IFB Ser. 06-7, Class 1A3, IO,
0.478s, 2036	6,739,690	72,901
IFB Ser. 06-9, Class 1A6, IO,
0.278s, 2037	5,498,310	45,869
Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012	7,030,000	6,926,747

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
MASTR Adjustable Rate
Mortgages Trust
Ser. 04-7, Class 2A1, 7.266s, 2034	$277,667	$273,336
FRB Ser. 04-13, Class 3A6,
3.786s, 2034	3,642,000	3,549,685
Ser. 06-OA1, Class X, IO,
2.092s, 2046	6,488,773	194,663
Ser. 04-03, Class 4AX, IO,
1.417s, 2034	2,899,662	50,744
Ser. 05-2, Class 7AX, IO,
0.168s, 2035	7,453,475	27,951
Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.062s, 2049	124,912,058	1,795,611
Merrill Lynch Floating Trust 144A
Ser. 06-1, Class X1TM, IO,
6.166s, 2022	12,038,000	1,348
FRB Ser. 06-1, Class TM,
5.591s, 2022	1,221,546	1,224,145
Ser. 06-1, Class X1A, IO,
1.844s, 2022	25,212,185	337,843
Merrill Lynch Mortgage
Investors, Inc.
FRB Ser. 98-C3, Class E,
6.904s, 2030	826,000	890,921
FRB Ser. 05-A9, Class 3A1,
5.278s, 2035	6,113,204	6,089,123
Ser. 96-C2, Class JS, IO, 2.263s,
2028 (F)	1,043,707	84,689
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035
(Cayman Islands) (In default) †	14,631	14,411
Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3,
5.83s, 2050	2,626,000	2,671,633
FRB Ser. 07-C1, Class A4,
5.83s, 2050	2,411,000	2,447,788
FRB Ser. 07-C1, Class AM,
5.83s, 2050	2,598,000	2,610,916
FRB Ser. 04-BPC1, Class A5,
4.855s, 2041	125,000	120,443
FRB Ser. 05-MCP1, Class A4,
4.747s, 2043	121,000	115,452
Ser. 05-MCP1, Class XC, IO,
0.091s, 2043	86,668,873	1,117,216
Merrill Lynch Mortgage
Trust 144A
Ser. 04-KEY2, Class XC, IO,
0.247s, 2039	19,728,514	416,919
Ser. 05-LC1, Class X, IO,
0.236s, 2044	47,520,307	389,815
Merrill Lynch/Countrywide
Commercial Mortgage Trust FRB
Ser. 07-8, Class A2, 5.92s, 2049	4,620,000	4,716,121
Merrill Lynch/Countrywide
Commercial Mortgage Trust 144A
Ser. 06-1, Class X, IO, 0.134s, 2039	125,561,586	598,379
Ser. 06-3, Class XC, IO,
0.055s, 2046	71,880,031	1,099,764
Ser. 07-7, Class X, IO, 0.02s, 2050	253,693,000	951,349

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Mezz Cap Commercial
Mortgage Trust 144A
Ser. 04-C1, Class X, IO,
7.798s, 2037	$4,045,948	$1,202,405
Ser. 04-C2, Class X, IO,
6.004s, 2040	1,986,707	572,420
Ser. 05-C3, Class X, IO,
5.555s, 2044	3,670,130	1,023,049
Ser. 06-C4, Class X, IO,
5.095s, 2016	12,962,910	4,214,397
Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1 5/8s, 2043	13,275,705	701,621
Morgan Stanley Capital I
FRB Ser. 06-IQ11, Class A4,
5.774s, 2042	6,028,000	6,161,817
FRB Ser. 07-IQ14, Class AM,
5.691s, 2049	2,866,000	2,847,413
Ser. 07-HQ11, Class A4,
5.447s, 2044	3,820,000	3,781,949
Ser. 05-HQ6, Class A4A,
4.989s, 2042	5,354,000	5,277,225
Ser. 04-HQ4, Class A7, 4.97s, 2040	2,771,000	2,695,518
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	498,000	499,464
Ser. 04-RR, Class F5, 6s, 2039	1,350,000	975,537
Ser. 04-RR, Class F6, 6s, 2039	2,030,000	1,307,361
Ser. 05-HQ6, Class X1, IO,
0.1s, 2042	111,976,033	1,131,157
Ser. 05-HQ5, Class X1, IO, 0.095s,
2042 (F)	29,841,878	223,031
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.085s, 2030	1,389,000	1,408,363
Permanent Financing PLC FRB
Ser. 8, Class 2C, 6.124s, 2042
(United Kingdom)	2,413,000	2,399,140
PNC Mortgage Acceptance
Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	4,971,000	5,092,591
Ser. 00-C1, Class J, 6 5/8s, 2010	309,000	292,169
Ser. 00-C2, Class J, 6.22s, 2033	1,499,000	1,513,735
Residential Asset Securitization Trust
IFB Ser. 07-A3, Class 2A2, IO,
1.818s, 2037	17,574,617	1,029,922
IFB Ser. 06-A7CB, Class 1A6, IO,
0.678s, 2036	1,610,694	26,327
Residential Funding Mortgage
Securities I Ser. 04-S5,
Class 2A1, 4 1/2s, 2019	4,948,887	4,696,014
Salomon Brothers Mortgage
Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 0.772s, 2036	33,684,116	1,590,912
SBA CMBS Trust 144A Ser. 05-1A,
Class D, 6.219s, 2035	770,000	785,666
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018
(Cayman Islands)	993,000	922,792
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)	673,000	604,386
Ser. 04-1A, Class L, 5s, 2018
(Cayman Islands)	443,000	406,729

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Structured Adjustable Rate
Mortgage Loan Trust
Ser. 04-8, Class 1A3, 7.22s, 2034	$17,877	$18,081
FRB Ser. 07-8, Class 1A2,
6 1/4s, 2037	16,465,211	16,618,338
FRB Ser. 05-18, Class 6A1, 5.249s,
2035 (F)	2,815,083	2,811,761
Ser. 05-9, Class AX, IO,
1.177s, 2035	28,577,646	448,669
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
1.378s, 2037	63,426,212	2,931,473
Ser. 07-4, Class 1A4, IO, 1s, 2037	63,426,213	1,952,209
Structured Asset Securities Corp. 144A
Ser. 98-RF3, Class A, IO, 6.1s, 2028	4,173,652	349,644
Ser. 07-RF1, Class 1A, IO,
0.674s, 2037	19,723,456	501,526
Ser. 06-RF4, Class 1A, IO,
0.356s, 2036	9,201,837	310,419
Wachovia Bank Commercial
Mortgage Trust
Ser. 04-C15, Class A4, 4.803s, 2041	4,128,000	3,993,558
Ser. 06-C28, Class XC, IO,
0.381s, 2048	28,359,355	705,014
Ser. 06-C29, IO, 0.374s, 2048	136,879,418	3,743,652
Wachovia Bank Commercial
Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 8.391s,
2018	944,000	941,640
Ser. 03-C3, Class IOI, IO,
0.504s, 2035	21,382,248	624,600
Ser. 07-C31, IO, 0.261s, 2047	119,867,631	2,284,677
Ser. 05-C18, Class XC, IO,
0.091s, 2042	50,423,400	513,814
Ser. 06-C27, Class XC, IO,
0.063s, 2045	61,782,190	531,327
Ser. 06-C23, Class XC, IO,
0.053s, 2045	295,716,627	1,762,471
Ser. 06-C26, Class XC, IO,
0.041s, 2045	22,362,581	83,189
WAMU Commercial Mortgage
Securities Trust 144A Ser. 07-SL2,
Class X, IO, 0.854s, 2049	21,423,929	942,310
Washington Mutual 144A
Ser. 06-SL1, Class X, IO, 0.955s, 2043	10,344,636	511,977
Washington Mutual Asset
Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036	219,000	202,327
Washington Mutual Mortgage
Pass-Through Certificates
Ser. 07-2, Class CX, IO, 7s, 2037	1,307,511	211,318
Washington Mutual Multi-Fam.,
Mtge. 144A Ser. 01-1, Class B5,
7.188s, 2031 (Cayman Islands)	1,793,000	1,700,547

COLLATERALIZED MORTGAGE OBLIGATIONS (50.6%)* continued

	Principal amount	Value
Wells Fargo Mortgage
Backed Securities Trust
Ser. 06-AR10, Class 3A1,
5.332s, 2036	$3,743,239	$3,706,173
Ser. 05-AR2, Class 2A1,
4.546s, 2035	1,804,710	1,778,274
Ser. 04-R, Class 2A1, 4.361s, 2034	1,825,758	1,796,945
Ser. 05-AR9, Class 1A2,
4.353s, 2035	1,453,837	1,430,343
Ser. 05-AR12, Class 2A5,
4.318s, 2035	26,265,000	25,794,077
Ser. 05-AR10, Class 2A18, IO,
0.61s, 2035	56,771,000	435,168

Total collateralized mortgage obligations
(cost $1,134,067,601)		$1,153,928,742

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (26.5%)*

	Principal amount	Value

U.S. Government Guaranteed
Mortgage Obligations (4.3%)
Government National Mortgage
Association Graduated
Payment Mortgages 11s, with
due dates from March 15, 2010
to August 15, 2010	$6,055	$6,478
Government National
Mortgage Association
Pass-Through Certificates
6 1/2s, August 20, 2037	79,619,571	81,865,092
6 1/2s, TBA, November 1, 2036	15,200,00	15,613,250
		97,484,820

U.S. Government Agency
Mortgage Obligations (22.2%)
Federal Home Loan Mortgage
Corporation Pass-Through Certificates
7s, January 1, 2015	34,758	36,282
6 1/2s, TBA, November 1, 2036	10,800,000	11,059,875
6s, September 1, 2021	81,966	83,381
5 1/2s, with due dates from
December 1, 2034 to July 1, 2035	2,543,809	2,511,471
5 1/2s, April 1, 2020	179,220	179,948
5s, TBA, November 1, 2035	9,100,000	8,733,867
Federal National Mortgage
Association Pass-Through Certificates
9s, with due dates from
January 1, 2027 to April 1, 2032	313,882	345,185
8s, with due dates from
May 1, 2025 to July 1, 2033	963,284	1,016,464
7 1/2s, with due dates from
September 1, 2022 to July 1, 2033	723,662	767,287
7s, with due dates from
May 1, 2026 to December 1, 2035	4,439,078	4,638,071
7s, with due dates from
July 1, 2014 to January 1, 2017	641,060	667,495
6 1/2s, August 1, 2037	296,487	303,645

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (26.5%)*

continued

Principal amount		Value
U.S. Government Agency Mortgage
Obligations continued
Federal National Mortgage
Association Pass-Through Certificates
6 1/2s, with due dates from
July 1, 2016 to September 1, 2016	$136,649	$140,414
6 1/2s, TBA, December 1, 2036	120,300,000	122,992,651
6 1/2s, TBA, November 1, 2034	134,105,000	137,258,560
6s, with due dates from
December 1, 2036 to August 1, 2037	803,725	809,879
6s, with due dates from
August 1, 2008 to July 1, 2021	8,957,530	9,113,603
5 1/2s, with due dates from
August 1, 2022 to August 1, 2037	37,645,085	37,529,867
5 1/2s, with due dates from
November 1, 2011 to July 1, 2022	63,282,656	63,465,770
5s, with due dates from
July 1, 2035 to August 1, 2037	40,464,354	38,891,412
5s, February 1, 2021	24,905	24,571
5s, TBA, November 1, 2034	17,400,000	16,698,563
5s, TBA, November 1, 2019	27,600,000	27,170,906
4 1/2s, with due dates from
September 1, 2020 to
September 1, 2035	13,116,909	12,681,790
4 1/2s, with due dates from
June 1, 2020 to August 1, 2020	3,865,817	3,748,180
4 1/2s, TBA, November 1, 2021	4,900,000	4,739,985
4s, with due dates from
May 1, 2019 to August 1, 2020	815,452	772,130
		506,381,252

Total U.S. government and agency
mortgage obligations (cost $600,883,064)		$603,866,072

U.S. TREASURY OBLIGATIONS (1.0%)*

Principal amount		Value

U.S. Treasury Bonds 11 1/4s,
February 15, 2015	$6,900,000	$9,856,758
U.S. Treasury Notes
4 7/8s, June 30, 2012	10,600,000	10,926,281
4 1/4s, September 30, 2012	1,502,000	1,507,867

Total U.S. treasury obligations (cost $22,248,698)		$22,290,906

CORPORATE BONDS AND NOTES (15.2%)*

Principal amount		Value

Basic Materials (0.4%)
Dow Chemical Co. (The) Pass
Through Trust 144A company
guaranty 4.027s, 2009	$1,950,000	$1,919,519
Georgia-Pacific Corp.
debs. 9 1/2s, 2011	830,000	875,650
Georgia-Pacific Corp.
notes 8 1/8s, 2011	815,000	831,300
Lubrizol Corp. (The) sr. notes
5 1/2s, 2014	570,000	559,022

CORPORATE BONDS AND NOTES (15.2%)* continued

	Principal amount	Value

Basic Materials continued
Potash Corp. of Saskatchewan
notes 5 7/8s, 2036 (Canada)	$1,095,000	$1,040,844
Steel Dynamics, Inc. 144A
sr. notes 7 3/8s, 2012	985,000	985,000
Steel Dynamics, Inc. 144A
sr. notes 6 3/4s, 2015	1,520,000	1,455,400
Westvaco Corp. unsec.
notes 7 1/2s, 2027	240,000	256,224
Xstrata Finance Canada, Ltd. 144A
company guaranty 5.8s, 2016 (Canada)	1,010,000	1,001,664
		8,924,623

Capital Goods (0.3%)
Caterpillar Financial
Services Corp. sr. unsec.
notes Ser. MTN, 5.85s, 2017	1,315,000	1,340,235
Covidien International Finance SA
144A company guaranty 6.55s,
2037 (Luxembourg)	685,000	698,100
Covidien International Finance SA
144A company guaranty 6s, 2017
(Luxembourg)	785,000	795,614
John Deere Capital Corp. debs.
5.1s, 2013	850,000	838,097
L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	750,000	750,000
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015	640,000	624,000
Legrand SA debs. 8 1/2s, 2025 (France)	1,160,000	1,357,200
		6,403,246

Communication Services (1.6%)
American Tower Corp. 144A
sr. notes 7s, 2017	1,760,000	1,799,600
Ameritech Capital Funding company
guaranty 6 1/4s, 2009	1,135,000	1,157,700
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031	1,533,000	1,982,281
Bellsouth Capital Funding unsec.
notes 7 7/8s, 2030 (S)	2,235,000	2,629,712
France Telecom notes 8 1/2s,
2031 (France)	560,000	733,793
Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013	825,000	827,063
Nextel Communications, Inc.
sr. notes Ser. F, 5.95s, 2014	3,670,000	3,504,850
Pacific Bell debs. 7 1/8s, 2026	1,000,000	1,093,743
Rogers Wireless, Inc. sec.
notes 6 3/8s, 2014 (Canada)	1,020,000	1,041,974
Southwestern Bell Telephone
debs. 7s, 2027	1,245,000	1,264,373
Sprint Capital Corp. company
guaranty 6.9s, 2019	920,000	920,061
Sprint Capital Corp. company
guaranty 6 7/8s, 2028	2,410,000	2,308,650
Telecom Italia Capital SA company
guaranty 7.2s, 2036 (Luxembourg)	515,000	563,554

CORPORATE BONDS AND NOTES (15.2%)* continued

	Principal amount	Value
Communication Services continued
Telecom Italia Capital SA company
guaranty 5 1/4s, 2015 (Luxembourg)	$1,315,000	$1,267,239
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Luxembourg)	255,000	250,367
Telecom Italia Capital SA company
guaranty 4s, 2010 (Luxembourg)	525,000	513,109
Telefonica Emisones SAU company
guaranty 7.045s, 2036 (Spain)	1,055,000	1,166,716
Telefonica Emisones SAU company
guaranty 6.421s, 2016 (Spain)	370,000	387,977
Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	565,000	584,505
Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Netherlands)	725,000	890,079
Telus Corp. notes 8s, 2011 (Canada)	1,460,000	1,583,615
Verizon Communications, Inc.
sr. unsec 5.55s, 2016	1,685,000	1,694,948
Verizon Communications, Inc.
sr. unsec. bonds 5 1/2s, 2017	1,480,000	1,480,024
Verizon New England, Inc.
sr. notes 6 1/2s, 2011	2,600,000	2,701,743
Verizon New Jersey, Inc. debs. 8s, 2022	1,050,000	1,209,986
Verizon Pennsylvania, Inc.
debs. 8.35s, 2030	1,305,000	1,537,511
Verizon Virginia Inc.
debs. Ser. A, 4 5/8s, 2013	364,000	347,831
Vodafone Group PLC unsec.
notes 6.15s, 2037 (United Kingdom)	2,090,000	2,055,766
		37,498,770

Conglomerates (0.1%)
Siemens Financieringsmaatschappij
144A notes 5 3/4s, 2016
(Netherlands)	920,000	927,067

Consumer Cyclicals (0.8%)
D.R. Horton, Inc.
sr. notes 7 7/8s, 2011	765,000	746,935
D.R. Horton, Inc.
sr. notes 5 7/8s, 2013	890,000	797,652
DaimlerChrysler NA Holding Corp.
company guaranty 7.2s, 2009	3,185,000	3,300,068
DaimlerChrysler NA Holding Corp.
notes Ser. MTN, 5 3/4s, 2011	2,345,000	2,388,915
Ford Motor Credit Corp.
notes 6 3/8s, 2008	1,355,000	1,340,382
Hanson PLC company guaranty
6 1/8s, 2016 (United Kingdom)	850,000	841,734
JC Penney Co., Inc. debs. 7.65s, 2016	180,000	197,695
JC Penney Co., Inc. notes 6 7/8s, 2015	465,000	486,743
JC Penney Co., Inc.
sr. notes 6 3/8s, 2036	812,000	774,439
Marriott International, Inc.
notes 6 3/8s, 2017	882,000	896,892
Marriott International, Inc.
sr. unsec. Ser. J, 5 5/8s, 2013	210,000	210,115
Office Depot, Inc. notes 6 1/4s, 2013	751,000	759,833

CORPORATE BONDS AND NOTES (15.2%)* continued

	Principal amount	Value
Consumer Cyclicals continued
Omnicom Group, Inc.
sr. notes 5.9s, 2016	$885,000	$886,711
Starwood Hotels & Resorts
Worldwide, Inc. sr. unsec 6 1/4s, 2013	1,255,000	1,259,206
Target Corp. bonds 6 1/2s, 2037	1,605,000	1,626,115
VF Corp. sr. unsec. 5.95s, 2017	1,030,000	1,037,714
		17,551,149

Consumer Staples (1.9%)
Campbell Soup Co. debs. 8 7/8s, 2021	1,185,000	1,520,109
Cox Communications, Inc.
notes 7 1/8s, 2012	1,125,000	1,197,131
Cox Communications, Inc. 144A
notes 5 7/8s, 2016	970,000	956,977
Cox Enterprises, Inc. 144A
notes 7 7/8s, 2010	1,450,000	1,550,750
CVS Caremark, Corp. 144A
pass-through certificates 6.117s, 2013	1,680,331	1,689,741
CVS Corp. sr. unsec. 5 3/4s, 2017	2,750,000	2,735,873
Delhaize Group sr. unsub. 6 1/2s,
2017 (Belgium)	790,000	808,681
Diageo Capital PLC company guaranty
5 3/4s, 2017 (United Kingdom)	575,000	572,016
Diageo Capital PLC company guaranty
5.2s, 2013 (United Kingdom)	245,000	243,824
Diageo Capital PLC company guaranty
5 1/8s, 2012 (United Kingdom)	850,000	845,544
Diageo PLC company guaranty
8s, 2022	1,110,000	1,328,164
Estee Lauder Cos Inc. (The)
sr. unsec. 6s, 2037	1,440,000	1,410,716
Estee Lauder Cos., Inc. (The)
sr. unsec. 5.55s, 2017	380,000	376,671
Fortune Brands, Inc. sr. unsec.
5 1/8s, 2011	850,000	845,898
General Mills, Inc.
sr. unsub. 5.65s, 2012	1,280,000	1,299,884
Kroger Co. company guaranty
6.4s, 2017	1,005,000	1,045,605
McDonald’s Corp. sr. unsec.
6.3s, 2037	880,000	897,935
McDonald’s Corp. sr. unsec.
5.8s, 2017	445,000	449,715
News America Holdings, Inc.
company guaranty 7 3/4s, 2024	1,430,000	1,593,658
News America Holdings, Inc.
debs. 7 3/4s, 2045	2,810,000	3,189,510
TCI Communications, Inc. company
guaranty 7 7/8s, 2026	4,215,000	4,799,583
TCI Communications, Inc.
debs. 9.8s, 2012	1,580,000	1,829,950
TCI Communications, Inc.
debs. 7 7/8s, 2013	1,010,000	1,111,052
Tesco PLC 144A notes 6.15s,
2037 ## (United Kingdom)	2,280,000	2,244,432
Time Warner Cable, Inc. 144A
sr. unsec. 6.55s, 2037	790,000	782,302

CORPORATE BONDS AND NOTES (15.2%)* continued

	Principal amount	Value
Consumer Staples continued
Time Warner Cable, Inc. 144A
sr. unsec. 5.85s, 2017	$480,000	$475,225
Time Warner Entertainment Co., LP
debs. 8 3/8s, 2023	90,000	106,153
Time Warner, Inc. debs. 9.15s, 2023	1,110,000	1,372,119
Time Warner, Inc. debs. 9 1/8s, 2013	2,735,000	3,144,186
Viacom, Inc. sr. notes 5 3/4s, 2011	810,000	817,817
Yum! Brands, Inc. sr. unsec.
6 7/8s, 2037	1,055,000	1,054,186
Yum! Brands, Inc. sr. unsec.
6 1/4s, 2018	885,000	887,036
		43,182,443

Energy (1.0%)
Anadarko Finance Co. company
guaranty Ser. B, 7 1/2s, 2031	760,000	850,889
Anadarko Petroleum Corp.
sr. notes 6.45s, 2036	587,000	594,232
Anadarko Petroleum Corp.
sr. notes 5.95s, 2016	485,000	487,648
Canadian Natural Resources, Ltd.
unsec. notes 5.7s, 2017 (Canada)	850,000	842,663
Chesapeake Energy Corp. sr. unsec.
notes 7 5/8s, 2013	1,370,000	1,431,650
Devon Financing Corp. ULC company
guaranty 7 7/8s, 2031	450,000	545,214
Enterprise Products Operating LP
sr. notes Ser. B, 5.6s, 2014	850,000	840,568
EOG Resources, Inc. sr. unsec
5 7/8s, 2017	910,000	928,761
Forest Oil Corp. sr. notes 8s, 2011	755,000	781,425
Hess Corp. bonds 7 7/8s, 2029	2,920,000	3,427,233
Marathon Oil Corp.
unsub. bonds 6.6s, 2037	790,000	823,844
Marathon Oil Corp.
unsub. notes 6s, 2017	305,000	309,982
Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	315,000	316,400
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	900,000	884,250
Nexen, Inc. bonds 6.4s,
2037 (Canada)	1,770,000	1,761,115
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	1,095,000	1,040,250
Premcor Refining Group, Inc.
sr. notes 7 1/2s, 2015	2,045,000	2,130,919
Sunoco, Inc. notes 4 7/8s, 2014	770,000	734,993
Tesoro Corp. 144A
sr. notes 6 1/2s, 2017	1,420,000	1,405,800
Valero Energy Corp.
sr. notes 6 1/8s, 2017	60,000	60,898
Valero Energy Corp. sr. unsec.
notes 7 1/2s, 2032	605,000	680,162
Weatherford International, Inc.
144A company guaranty 6.8s, 2037	345,000	361,774
Weatherford International, Inc.
144A company guaranty 6.35s, 2017	400,000	410,083

CORPORATE BONDS AND NOTES (15.2%)* continued

	Principal amount	Value
Energy continued
Weatherford International, Ltd.
company guaranty 6 1/2s, 2036	$1,120,000	$1,127,138
Weatherford International, Ltd.
sr. notes 5 1/2s, 2016	650,000	630,208
		23,408,099

Financial (5.4%)
American Express Bank FSB
notes Ser. BKN1, 5.55s, 2012	3,470,000	3,502,035
American Express Co. sr. unsec.
notes 6.15s, 2017	1,000,000	1,019,846
Amvescap PLC company guaranty
5 5/8s, 2012 (United Kingdom)	720,000	709,176
Bank of America Corp.
sub. notes 7 3/4s, 2015	2,415,000	2,685,132
Bank of America Corp.
sub. notes 5.42s, 2017	1,000,000	971,221
Bear Stearns Cos., Inc. (The)
notes Ser. MTN, 6.95s, 2012	2,270,000	2,362,371
Bear Stearns Cos., Inc. (The)
sr. notes 6.4s, 2017	2,240,000	2,238,397
Block Financial Corp.
notes 5 1/8s, 2014	980,000	901,163
Bosphorus Financial Services, Ltd.
144A sec. sr. notes FRN 7.358s,
2012 (Cayman Islands)	2,907,000	2,877,863
Brandywine Operating Partnership
LP sr. unsec. 5.7s, 2017 (R)	1,160,000	1,095,419
Camden Property Trust notes 5.7s,
2017 (R)	1,085,000	1,033,640
Capital One Financial Corp.
sub. notes 6.15s, 2016	1,635,000	1,597,111
Chubb Corp. (The) sr. notes 6s, 2037	3,690,000	3,617,202
CIT Group, Inc. sr. notes 5.4s, 2013	1,930,000	1,823,945
CIT Group, Inc. sr. notes 5s, 2014	3,895,000	3,515,421
Citigroup, Inc. sub. notes 5s, 2014	1,316,000	1,277,357
CNA Financial Corp. unsec.
notes 6 1/2s, 2016	985,000	1,009,929
CNA Financial Corp. unsec.
notes 6s, 2011	985,000	997,641
Colonial Properties Trust
notes 6 1/4s, 2014 (R)	985,000	980,860
Countrywide Financial Corp. FRN
Ser. MTN, 5.315s, 2012	1,800,000	1,568,250
Countrywide Home Loans, Inc.
notes Ser. MTNK, 4 1/4s, 2007	5,090,000	5,029,678
Deutsche Bank Capital Funding
Trust VII 144A FRB 5.628s, 2049	1,540,000	1,435,346
Developers Diversified
Realty Corp. unsec. notes 5 3/8s,
2012 (R)	485,000	479,007
Dresdner Funding Trust I 144A
bonds 8.151s, 2031	100,000	109,408
Duke Realty LP sr. unsec 6 1/2s, 2018	650,000	663,062
Equity One, Inc. notes 5 3/8s, 2015 (R)	965,000	907,641
Erac USA Finance Co. 144A company
guaranty 6 3/8s, 2017 R	1,510,000	1,506,889
ERP Operating LP notes 5 3/4s, 2017	1,160,000	1,123,085

CORPORATE BONDS AND NOTES (15.2%)* continued

	Principal amount	Value
Financial continued
Fund American Cos., Inc.
notes 5 7/8s, 2013	$2,165,000	$2,147,963
GATX Financial Corp. notes 5.8s, 2016	755,000	737,009
General Electric Capital Corp.
sr. unsec 5 5/8s, 2017	4,150,000	4,190,446
GMAC LLC bonds 8s, 2031 (S)	1,380,000	1,275,559
GMAC LLC notes 7s, 2012	1,380,000	1,260,523
GMAC LLC unsub. notes FRN
6.808s, 2009	2,815,000	2,648,397
Goldman Sachs Group, Inc (The)
sub. notes 6 3/4s, 2037	2,190,000	2,207,999
Goldman Sachs Group, Inc. (The)
sr. notes 5.45s, 2012	2,195,000	2,211,620
HCP, Inc. sr. unsec. Ser. MTN,
6.7s, 2018 (R)	1,435,000	1,427,903
Health Care REIT, Inc.
sr. notes 6s, 2013 (R)	520,000	519,622
Highwood Properties, Inc.
sr. unsec. bonds 5.85s, 2017 (R)	1,385,000	1,304,101
Hospitality Properties Trust
notes 6 3/4s, 2013 (R)	1,005,000	1,030,124
Hospitality Properties Trust
sr. unsec. 6.7s, 2018 (R)	900,000	908,321
HRPT Properties Trust
bonds 5 3/4s, 2014 (R)	710,000	685,698
HRPT Properties Trust
notes 6 1/4s, 2016 (R)	660,000	648,187
HSBC Holdings PLC
sub. notes 6 1/2s, 2037
(United Kingdom)	9,060,000	8,976,412
iStar Financial, Inc. sr. unsec.
notes 5 7/8s, 2016 (R)	2,205,000	1,952,536
JPMorgan Chase Bank NA
sub. notes 6s, 2017	404,000	409,707
JPMorgan Chase Bank NA
sub. notes Ser. BKNT, 6s, 2017	2,161,000	2,196,118
Kimco Realty Corp.
sr. sub. notes 5.7s, 2017 (R)	810,000	789,750
Lehman Brothers Holdings, Inc.
sr. unsec 6.2s, 2014	2,190,000	2,204,211
Lehman Brothers Holdings, Inc.
sub. notes 5 3/4s, 2017	3,560,000	3,408,924
Liberty Mutual Group 144A
notes 6 1/2s, 2035	2,825,000	2,614,956
Lincoln National Corp. sr. unsec.
6.3s, 2037	1,855,000	1,858,489
Loews Corp. notes 5 1/4s, 2016	630,000	610,491
MetLife, Inc. notes 5.7s, 2035	1,085,000	1,005,732
Nationwide Financial
Services, Inc. notes 5 5/8s, 2015	815,000	807,755
Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 (R)	890,000	905,108
Nationwide Health Properties, Inc.
unsec. notes 6 1/4s, 2013 (R)	1,510,000	1,519,197
Nuveen Investments, Inc.
sr. notes 5 1/2s, 2015	640,000	482,349

CORPORATE BONDS AND NOTES (15.2%)* continued

	Principal amount	Value
Financial continued
OneAmerica Financial
Partners, Inc. 144A bonds 7s, 2033	$1,670,000	$1,700,102
ProLogis Trust sr. notes 5 3/4s,
2016 (R)	1,260,000	1,233,653
Prudential Holdings LLC 144A
bonds 8.695s, 2023	2,035,000	2,524,031
Regency Centers LP sr. unsec.
5 7/8s, 2017	895,000	871,024
Rouse Co LP/TRC Co-Issuer Inc.
144A sr. notes 6 3/4s, 2013 (R)	935,000	920,449
Rouse Co. (The) notes 7.2s,
2012 (R)	880,000	889,771
Simon Property Group LP
unsub. bonds 5 3/4s, 2015 (R)	476,000	466,663
SLM Corp. notes Ser. MTNA,
4 1/2s, 2010	1,040,000	973,741
Sovereign Bancorp, Inc.
sr. notes 4.8s, 2010	920,000	900,680
Travelers Cos., Inc. (The)
sr. unsec. notes 6 1/4s, 2037	2,165,000	2,134,463
Tyco Electronics Group S company
guaranty 6s, 2012 (Luxembourg)	1,620,000	1,638,079
UBS AG/Jersey Branch FRN 8.588s,
2008 (Jersey)	5,000,000	5,075,000
Unitrin, Inc. sr. notes 6s, 2017	1,020,000	1,000,276
Washington Mutual Bank/Henderson
NV sub. notes Ser. BKNT, 5.95s, 2013	1,390,000	1,323,445
Westfield Group sr. notes 5.7s,
2016 (Australia)	1,175,000	1,148,584
Willis Group North America, Inc.
company guaranty 6.2s, 2017	840,000	847,670
		123,630,933

Health Care (0.3%)
AstraZeneca PLC sr. unsub. 5.9s,
2017 (United Kingdom)	2,535,000	2,592,017
Bayer Corp. 144A FRB 6.2s, 2008	1,330,000	1,332,885
Hospira, Inc. sr. notes 6.05s, 2017	770,000	768,854
Hospira, Inc. sr. notes 5.55s, 2012	1,075,000	1,076,183
Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 (R)	650,000	650,000
		6,419,939

Technology (0.4%)
Arrow Electronics, Inc.
debs. 7 1/2s, 2027	1,015,000	1,093,803
Avnet, Inc. notes 6s, 2015	960,000	951,625
IBM Corp. sr. unsec 5.7s, 2017	1,770,000	1,798,029
Motorola, Inc. sr. unsec. 6 5/8s,
2037	1,640,000	1,623,862
Motorola, Inc. sr. unsec. 6s, 2017	750,000	743,790
Xerox Corp. sr. notes 7 1/8s, 2010	700,000	730,561
Xerox Corp. sr. notes 6.4s, 2016	1,430,000	1,465,251
		8,406,921

CORPORATE BONDS AND NOTES (15.2%)* continued

	Principal amount	Value
Transportation (0.4%)
American Airlines, Inc.
pass-through certificates
Ser. 01-1, 6.817s, 2011	$160,000	$156,000
American Airlines, Inc.
pass-through certificates
Ser. 01-2, 7.858s, 2011	705,000	744,656
Continental Airlines, Inc.
pass-through certificates
Ser. 97-4A, 6.9s, 2018	1,489,467	1,519,257
Continental Airlines, Inc.
pass-through certificates
Ser. 98-1A, 6.648s, 2017	505,943	508,473
Delta Air Lines, Inc. 144A
collateralized 6.821s, 2022	1,305,000	1,308,263
Northwest Airlines Corp.
pass-through certificates
Ser. 00-1, 7.15s, 2019	2,134,698	2,198,739
Southwest Airlines Co.
pass-through certificates 6.15s, 2022	410,000	416,953
Union Pacific Corp.
sr. unsub. 5 3/4s, 2017	1,475,000	1,463,318
Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	470,000	461,282
United AirLines, Inc. pass-through
certificates 6.636s, 2022	995,000	976,344
		9,753,285

Utilities & Power (2.6%)
AEP Texas North Co.
sr. notes Ser. B, 5 1/2s, 2013	840,000	833,482
American Water Capital Corp. 144A
bonds 6.593s, 2037	615,000	624,945
American Water Capital Corp. 144A
bonds 6.085s, 2017	690,000	695,363
Appalachian Power Co.
sr. notes 5.8s, 2035	960,000	896,287
Arizona Public Services Co.
notes 6 1/2s, 2012	1,410,000	1,462,790
Atmos Energy Corp.
sr. unsub. 6.35s, 2017	1,255,000	1,284,882
Beaver Valley II Funding debs. 9s, 2017	1,407,000	1,583,522
Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	1,620,000	1,615,052
Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	3,275,000	3,427,110
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	1,735,000	1,844,435
CenterPoint Energy Resources Corp.
sr. unsec. 6 1/8s, 2017	470,000	474,385
CMS Energy Corp.
unsub. notes 6.55s, 2017	75,000	73,594
Commonwealth Edison Co. 1st mtge.
6.15s, 2017	420,000	430,915
Commonwealth Edison Co. 1st mtge.
5.9s, 2036	1,575,000	1,500,451
Consolidated Natural Gas Co.
sr. notes 5s, 2014	650,000	623,097
Dayton Power & Light Co. (The)
1st mtge. 5 1/8s, 2013	1,035,000	1,025,917

CORPORATE BONDS AND NOTES (15.2%)* continued

	Principal amount	Value
Utilities & Power continued
El Paso Natural Gas Co. 144A
sr. unsec. bond 5.95s, 2017	$165,000	$161,628
Enbridge Energy Partners LP
sr. unsec. notes 5 7/8s, 2016	1,045,000	1,045,361
Entergy Gulf States, Inc. 1st
mtge. 5 1/4s, 2015	1,325,000	1,257,421
Exelon Corp. sr. unsec. 4.9s, 2015	900,000	844,396
Florida Power Corp. 1st mtge.
6.35s, 2037	750,000	787,484
Indianapolis Power & Light 144A
1st mtge. 6.3s, 2013	680,000	702,774
Indiantown Cogeneration LP 1st
mtge. Ser. A-10, 9.77s, 2020	1,065,000	1,203,099
Ipalco Enterprises, Inc. sec.
notes 8 3/8s, 2008	335,000	340,025
ITC Holdings Corp. 144A
notes 5 7/8s, 2016	1,470,000	1,470,507
Kansas Gas & Electric
bonds 5.647s, 2021	500,000	482,390
Kinder Morgan, Inc.
sr. notes 6 1/2s, 2012	685,000	681,575
MidAmerican Energy Holdings Co.
bonds 6 1/8s, 2036	3,030,000	2,996,406
MidAmerican Energy Holdings Co.
144A bonds 6 1/2s, 2037	2,090,000	2,143,445
National Fuel Gas Co.
notes 5 1/4s, 2013	980,000	977,975
Nevada Power Co. general ref.
mtge. Ser. L, 5 7/8s, 2015	580,000	581,829
Northwestern Corp. sec.
notes 5 7/8s, 2014	1,475,000	1,475,488
Oncor Electric Delivery Co.
debs. 7s, 2022	800,000	841,650
Oncor Electric Delivery Co. sec.
notes 7 1/4s, 2033	490,000	532,743
Oncor Electric Delivery Co. sec.
notes 6 3/8s, 2012	800,000	822,328
Pacific Gas & Electric Co.
sr. unsub. 5.8s, 2037	1,070,000	1,032,594
PacifiCorp Sinking Fund 1st mtge.
6 1/4s, 2037	760,000	780,019
Potomac Edison Co. 144A 1st mtge.
5.8s, 2016	1,465,000	1,506,207
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	1,159,625	1,194,761
PPL Energy Supply LLC
bonds Ser. A, 5.7s, 2015	855,000	840,581
Progress Energy, Inc. sr. unsec.
notes 5 5/8s, 2016	1,295,000	1,287,002
Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009	1,605,000	1,653,811
Public Service Co. of New Mexico
sr. notes 4.4s, 2008	785,000	779,894
Sierra Pacific Power Co. general
ref. mtge. Ser. P, 6 3/4s, 2037	2,495,000	2,607,362
Southern California Edison Co. 1st
mtge. Ser. 06-E, 5.55s, 2037	1,245,000	1,173,343
Southern California Edison Co.
notes 6.65s, 2029	1,410,000	1,491,790

CORPORATE BONDS AND NOTES (15.2%)* continued

	Principal amount	Value
Utilities & Power continued
Southern Natural Gas. Co. 144A
notes 5.9s, 2017	$630,000	$614,503
Spectra Energy Capital, LLC
sr. notes 8s, 2019	1,080,000	1,230,234
Teco Energy, Inc. notes 7.2s, 2011	1,485,000	1,549,235
TransAlta Corp. notes 5 3/4s, 2013
(Canada)	880,000	877,745
TransCanada Pipelines, Ltd.
sr. unsec. 6.2s, 2037 (Canada)	1,985,000	1,990,834
Westar Energy, Inc. 1st mtge.
5.15s, 2017	195,000	185,162
Westar Energy, Inc. 1st mtge.
5.1s, 2020	1,015,000	941,442
		59,481,270

Total corporate bonds and notes
(cost $346,797,877)		$345,587,745

ASSET-BACKED SECURITIES (14.0%)*

	Principal amount	Value

Accredited Mortgage Loan Trust FRB
Ser. 05-4, Class A2C, 5.083s, 2035	$383,000	$362,200
Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C,
5.023s, 2036	1,258,000	1,166,908
FRB Ser. 06-HE3, Class A2C,
5.023s, 2036	1,603,000	1,503,430
Adjustable Rate Mortgage Trust FRB
Ser. 04-5, Class 3A1, 4.967s, 2035	4,346,352	4,252,609
Advanta Business Card Master Trust
FRB Ser. 04-C1, Class C, 6.048s, 2013	1,939,000	1,886,918
Aegis Asset Backed
Securities Trust 144A
Ser. 04-5N, Class Note, 5s, 2034	81,163	76,953
Ser. 04-6N, Class Note,
4 3/4s, 2035	74,956	71,114
AFC Home Equity Loan Trust
Ser. 99-2, Class 1A, 5.283s, 2029	4,362,747	4,375,049
American Express Credit Account
Master Trust 144A Ser. 04-C,
Class C, 5.591s, 2012	3,646,009	3,627,779
Ameriquest Mortgage
Securities, Inc. FRB Ser. 06-R1,
Class M10, 7.373s, 2036	1,245,000	286,350
AMP CMBS 144A FRB Ser. 06-1A,
Class A, 6.444s, 2047
(Cayman Islands) (F)	2,520,000	1,912,698
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,993,000	1,998,780
Ser. 04-1A, Class E, 6.42s, 2039	1,469,204	1,390,988
Argent Securities, Inc. FRB
Ser. 06-W4, Class A2C, 5.033s, 2036	2,865,000	2,721,750
Asset Backed Funding Certificates
FRB Ser. 05-WMC1, Class M1,
5.313s, 2035	893,000	830,490

ASSET-BACKED SECURITIES (14.0%)* continued

	Principal amount	Value
Asset Backed Funding Certificates
144A FRB Ser. 06-OPT3, Class B,
7.373s, 2036	$166,000	$24,205
Asset Backed Funding Corp. NIM
Trust 144A FRB Ser. 05-OPT1,
Class B1, 7.373s, 2035	587,000	93,175
Asset Backed Securities Corp.
Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3,
5.063s, 2036	797,000	770,677
FRB Ser. 06-HE4, Class A5,
5.033s, 2036	2,128,000	1,991,763
FRB Ser. 06-HE7, Class A4,
5.013s, 2036	874,000	835,789
Aviation Capital Group Trust 144A
FRB Ser. 03-2A, Class G1, 5.698s, 2033	1,401,891	1,387,872
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 6.121s,
2011 (F)	1,390,000	1,387,737
Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	534,000	524,767
Bayview Financial Acquisition
Trust FRB Ser. 04-D, Class A,
5.209s, 2044	1,884,731	1,658,563
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M,
6.223s, 2038	1,156,835	1,149,200
FRB Ser. 03-SSRA, Class A,
5.573s, 2038	1,012,950	1,002,821
FRB Ser. 04-SSRA, Class A1,
5.473s, 2039	1,367,689	1,354,012
Bear Stearns Asset
Backed Securities, Inc.
FRB Ser. 06-EC1, Class M9,
6.873s, 2035	944,000	136,880
FRB Ser. 06-PC1, Class M9,
6.623s, 2035	546,000	103,740
FRB Ser. 03-3, Class A2,
5.463s, 2043	2,922,079	2,867,290
FRB Ser. 03-1, Class A1,
5.373s, 2042	943,758	926,063
FRB Ser. 05-3, Class A1,
5.323s, 2035	649,815	637,631
Bear Stearns Asset Backed
Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 7.123s, 2036	204,000	38,760
Capital Auto Receivables
Asset Trust 144A
Ser. 06-1, Class D, 7.16s, 2013	1,000,000	1,003,672
Ser. 05-1, Class D, 6 1/2s, 2011	1,776,000	1,768,369
CARMAX Auto Owner Trust Ser. 04-2,
Class D, 3.67s, 2011	149,750	148,312
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.171s, 2010	2,550,000	2,542,637
Chase Funding Net Interest Margin
144A Ser. 04-OPT1, Class Note,
4.458s, 2034	140,821	129,555

ASSET-BACKED SECURITIES (14.0%)* continued

	Principal amount	Value
Citibank Credit Card Issuance
Trust FRB Ser. 01-C1, Class C1,
6.323s, 2010 (F)	$1,390,000	$1,388,833
Citigroup Mortgage Loan
Trust, Inc. FRB Ser. 05-OPT1,
Class M1, 5.293s, 2035	596,000	525,929
Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	7,867,831	7,043,881
Ser. 02-2, Class A, IO, 8 1/2s, 2033	7,903,483	1,079,197
Ser. 00-4, Class A6, 8.31s, 2032	8,471,435	7,007,461
Ser. 00-5, Class A6, 7.96s, 2032	4,808,000	4,288,640
Ser. 02-1, Class M1F, 7.954s, 2033	1,561,000	1,519,529
Ser. 01-4, Class A4, 7.36s, 2033	6,846,495	6,960,571
Ser. 00-6, Class A5, 7.27s, 2031	1,494,007	1,463,587
Ser. 01-1, Class A5, 6.99s, 2032	255,214	239,671
Ser. 01-3, Class A4, 6.91s, 2033	8,607,212	8,346,267
Ser. 02-1, Class A, 6.681s, 2033	7,360,950	7,534,307
Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1,
5.393s, 2035	474,000	426,600
FRB Ser. 04-6, Class 2A5,
5.263s, 2034	1,272,567	1,219,628
FRB Ser. 05-14, Class 3A2,
5.113s, 2036	436,000	423,232
Countrywide Asset
Backed NIM Certificates 144A
Ser. 04-BC1N, Class Note,
5 1/2s, 2035	1,286	515
Ser. 04-14, Class N, 5s, 2036	50,875	47,822
Credit-Based Asset Servicing and
Securitization 144A Ser. 06-MH1,
Class B1, 6 1/4s, 2036	625,000	535,938
Crest, Ltd. 144A Ser. 03-2A,
Class D2, 6.723s, 2038
(Cayman Islands)	2,157,000	1,873,220
CS First Boston Mortgage
Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034	670,816	402,489
DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031	1,262,000	1,264,431
FHLMC Structured Pass Through
Securities IFB Ser. T-56,
Class 2ASI, IO, 3.228s, 2043	2,747,764	251,592
Fieldstone Mortgage
Investment Corp. FRB Ser. 05-1,
Class M3, 5.413s, 2035	859,000	859,271
Finance America NIM Trust 144A
Ser. 04-1, Class A, 5 1/4s, 2034	102,049	92
First Franklin Mortgage Loan Asset
Backed Certificates FRB Ser. 06-FF7,
Class 2A3, 5.023s, 2036	1,999,000	1,888,372
First Horizon Alternative Mortgage
Securities FRB Ser. 05-AA10,
Class 2A1, 5.753s, 2035	2,944,452	2,936,170
First Plus Home Loan Trust
Ser. 97-3, Class B1, 7.79s, 2023	387,760	388,003

ASSET-BACKED SECURITIES (14.0%)* continued

	Principal amount	Value
Fort Point CDO, Ltd. FRB
Ser. 03-2A, Class A2, 6.63s, 2038
(Cayman Islands)	$834,000	$617,160
Foxe Basin, Ltd. 144A FRB
Ser. 03-1A, Class A1, 6.194s,
2015 (Cayman Islands)	2,600,000	2,588,820
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4,
5.203s, 2036	2,801,000	2,668,793
FRB Ser. 06-2, Class 2A3,
5.043s, 2036	4,961,000	4,799,768
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034	266,741	2,134
Ser. 04-3, Class A, 4 1/2s, 2034	7,443	108
G-Star, Ltd. 144A FRB Ser. 02-2A,
Class BFL, 6.873s, 2037
(Cayman Islands)	417,000	408,269
GE Corporate Aircraft
Financing, LLC 144A
FRB Ser. 05-1A, Class C,
6.173s, 2019	1,593,000	1,593,000
Ser. 04-1A, Class B, 5.723s, 2018	105,908	105,990
Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012	2,523,000	2,478,842
GEBL 144A
Ser. 04-2, Class D, 7.841s, 2032	827,040	678,173
Ser. 04-2, Class C, 5.941s, 2032	310,140	263,619
Granite Mortgages PLC
FRB Ser. 01-1, Class 1C, 6.58s,
2041 (United Kingdom)	2,016,000	2,012,141
FRB Ser. 02-2, Class 1C, 6.43s,
2043 (United Kingdom)	635,230	633,261
Green Tree Financial Corp.
Ser. 96-5, Class M1, 8.05s, 2027	729,203	678,370
Ser. 99-5, Class A5, 7.86s, 2030	18,076,578	16,720,835
Ser. 97-6, Class A9, 7.55s, 2029	930,077	942,665
Ser. 97-4, Class A7, 7.36s, 2029	313,650	316,832
Ser. 95-8, Class B1, 7.3s, 2026	467,121	423,565
Ser. 96-10, Class M1, 7.24s, 2028	1,342,000	1,261,480
Ser. 97-6, Class A8, 7.07s, 2029	261,267	270,390
Ser. 98-4, Class A7, 6.87s, 2030	449,467	438,230
Ser. 97-7, Class A8, 6.86s, 2029	211,927	210,788
Ser. 99-3, Class A6, 6 1/2s, 2031	1,116,225	1,110,644
Ser. 99-2, Class A7, 6.44s, 2030	1,671,045	1,610,279
Ser. 99-1, Class A6, 6.37s, 2025	1,602,000	1,610,010
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	5,059,555	4,772,638
Ser. 99-5, Class M1A, 8.3s, 2026	669,000	595,300
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	1,517,046	1,515,863
GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 5.023s, 2036	7,385,000	6,953,576
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4,
8 1/2s, 2035	395,129	414,114
Ser. 05-RP3, Class 1A3, 8s, 2035	1,132,418	1,181,282
Ser. 05-RP3, Class 1A2,
7 1/2s, 2035	875,175	902,568

ASSET-BACKED SECURITIES (14.0%)* continued

	Principal amount	Value
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	$1,233,786	$1,286,888
Ser. 05-RP1, Class 1A3, 8s, 2035	127,784	133,809
Ser. 05-RP2, Class 1A2,
7 1/2s, 2035	1,390,606	1,435,119
Guggenheim Structured
Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 6.423s,
2030 (Cayman Islands)	1,609,000	1,388,889
FRB Ser. 05-1A, Class D, 6.403s,
2030 (Cayman Islands)	533,387	486,382
HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (Cayman Islands)	657,009	440,196
High Income Trust Securities 144A
FRB Ser. 03-1A, Class A, 5.856s,
2036 (Cayman Islands)	1,991,834	1,693,059
Home Equity Asset Trust FRB
Ser. 06-1, Class 2A4, 5.203s, 2036	1,413,000	1,239,184
Hyundai Auto Receivables Trust
Ser. 04-A, Class D, 4.1s, 2011	329,821	327,030
JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11,
7.123s, 2035	435,000	65,250
FRB Ser. 06-FRE1, Class A4,
5.163s, 2035	1,186,000	1,135,595
Lehman Manufactured Housing
Ser. 98-1, Class 1, IO, 0.807s, 2028	23,299,851	302,898
Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	18,365,922	18,426,181
FRB Ser. 07-6, Class 2A1,
5.083s, 2037	15,800,649	15,524,138
IFB Ser. 07-3, Class 4B, IO,
1.818s, 2037	6,637,429	373,435
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 7.95s,
2036 (Cayman Islands)	4,150,000	3,890,625
FRB Ser. 02-1A, Class FFL, 7.643s,
2037 (Cayman Islands)	6,071,000	5,255,209
Long Beach Mortgage Loan Trust
FRB Ser. 06-4, Class 2A4,
5.133s, 2036	1,349,000	1,236,990
FRB Ser. 06-1, Class 2A3,
5.063s, 2036	2,262,000	2,148,900
Madison Avenue
Manufactured Housing Contract
FRB Ser. 02-A, Class B1,
8.123s, 2032	5,098,734	3,824,051
FRB Ser. 02-A, Class M2,
7.123s, 2032	453,000	434,311
Ser. 02-A IO, 0.3s, 2032	167,369,866	1,746,036
Marriott Vacation Club
Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	132,153	128,034
FRB Ser. 02-1A, Class A1,
5.698s, 2024	1,621,841	1,609,471
Ser. 04-2A, Class D, 5.389s, 2026	122,201	120,884
Ser. 04-2A, Class C, 4.741s, 2026	141,295	140,009

ASSET-BACKED SECURITIES (14.0%)* continued

	Principal amount	Value
Mastr Asset Backed Securities
Trust FRB Ser. 06-FRE2, Class A4,
5.023s, 2036	$705,000	$676,303
MASTR Reperforming
Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	2,373,751	2,485,169
Ser. 05-1, Class 1A4, 7 1/2s, 2034	1,723,600	1,804,944
MBNA Credit Card Master Note Trust
FRB Ser. 03-C5, Class C5,
6.271s, 2010	2,550,000	2,546,567
Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 5.439s, 2027	7,122,212	6,730,490
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 05-WM1N, Class N1, 5s, 2035	15,528	13,363
Ser. 04-HE2N, Class N1, 5s, 2035
(Cayman Islands) (In default) †	37,617	37,052
Ser. 04-WM3N, Class N1, 4 1/2s,
2035 (In default) †	53,738	15,391
Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	785,105	731,976
Ser. 10, Class B, 7.54s, 2036	820,272	678,055
Morgan Stanley Auto Loan Trust
144A Ser. 04-HB2, Class E, 5s, 2012 (F)	51,549	51,382
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.348s, 2035	5,564,324	5,532,497
N-Star Real Estate CDO, Ltd. 144A
FRB Ser. 04-2A, Class C1, 6.819s,
2039 (Cayman Islands)	735,000	742,350
Navigator CDO, Ltd. 144A FRB
Ser. 03-1A, Class A1, 6.048s,
2015 (Cayman Islands)	796,575	793,389
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	417,326	404,184
Ser. 04-B, Class C, 3.93s, 2012	357,145	339,406
New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	2,202,965	2,082,666
Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 7.778s, 2035	770,503	805,175
Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	361,696	397,865
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C,
5.033s, 2036	1,677,000	1,612,771
FRB Ser. 06-2, Class A2C,
5.023s, 2036	1,677,000	1,591,125
Oakwood Mortgage Investors, Inc.
Ser. 00-D, Class A3, 6.99s, 2022	334,115	337,289
Ser. 01-D, Class A3, 5.9s, 2022	223,282	178,626
Ser. 02-C, Class A1, 5.41s, 2032	5,070,000	4,530,420
Oakwood Mortgage
Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	761,518	664,595
Ser. 01-B, Class A3, 6.535s, 2023	230,666	211,557
Ocean Star PLC 144A
FRB Ser. 04, Class D, 7.8s,
2018 (Ireland)	798,000	718,200
FRB Ser. 05-A, Class D, 7s,
2012 (Ireland)	908,000	726,400

ASSET-BACKED SECURITIES (14.0%)* continued

	Principal amount	Value
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 7.373s, 2035	$298,000	$89,400
Origen Manufactured Housing
Ser. 04-B, Class A2, 3.79s, 2017	295,066	292,450
Park Place Securities, Inc. FRB
Ser. 04-WHQ2, Class A3A,
5.223s, 2035	293,056	272,499
Park Place Securities, Inc. 144A
FRB Ser. 04-MHQ1, Class M10,
7.373s, 2034	570,000	313,500
People’s Choice Net Interest
Margin Note 144A Ser. 04-2,
Class B, 5s, 2034	27,246	25,884
People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1,
Class 1A2, 5.003s, 2036	2,312,000	2,242,640
Permanent Financing PLC FRB
Ser. 3, Class 3C, 6.874s, 2042
(United Kingdom)	2,510,000	2,466,730
Providian Gateway Master Trust FRB
Ser. 04-EA, Class E, 8.611s, 2011	3,450,000	3,452,965
Providian Gateway Master Trust
144A FRB Ser. 04-EA, Class D,
6.021s, 2011	2,100,000	2,100,109
Residential Asset
Mortgage Products, Inc.
Ser. 02-SL1, Class AI3, 7s, 2032	196,225	196,777
FRB Ser. 06-NC3, Class A2,
5.063s, 2036	2,724,000	2,632,296
FRB Ser. 07-RZ1, Class A2,
5.033s, 2037	2,585,000	2,441,825
Residential Asset
Securities Corp. 144A
FRB Ser. 05-KS10, Class B,
7.623s, 2035	1,391,000	222,560
Ser. 04-NT12, Class Note,
4.7s, 2035	7,298	7,026
Ser. 04-NT, Class Note,
4 1/2s, 2034	188,430	141,323
Saco I Trust FRB Ser. 05-10,
Class 1A1, 5.133s, 2033	1,637,132	1,473,419
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †	3,662	11
Ser. 03-BC2A, Class A,
7 3/4s, 2033
(Cayman Islands) (In default) †	237,726	7,132
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands) (In default) †	380,795	38
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands) (In default) †	44,133	883
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands) (In default) †	99,878	100
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands) (In default) †	21,771	370
Ser. 03-7A, Class A, 7s, 2033
(Cayman Islands) (In default) †	76,665	307

ASSET-BACKED SECURITIES (14.0%)* continued

	Principal amount	Value
Securitized Asset Backed
Receivables, LLC FRB Ser. 07-NC2,
Class A2B, 5.013s, 2037	$2,319,000	$2,203,050
SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO,
5.083s, 2036	2,860,000	2,687,542
FRB Ser. 06-FRE1, Class A2B,
5.053s, 2036	1,177,000	1,077,900
Sharps SP I, LLC Net Interest
Margin Trust 144A Ser. 04-HE1N,
Class Note, 4.94s, 2034
(Cayman Islands) (In default) †	230,946	—
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
5.043s, 2036	1,258,000	1,221,636
FRB Ser. 06-3, Class A3,
5.033s, 2036	7,427,000	7,150,326
Soundview Home Equity Loan Trust
144A FRB Ser. 05-CTX1, Class B1,
7.373s, 2035	672,000	235,200
South Coast Funding 144A FRB
Ser. 3A, Class A2, 6.58s, 2038
(Cayman Islands)	760,000	372,400
Structured Adjustable Rate
Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 5.223s, 2034	984,947	983,716
Structured Asset Investment Loan
Trust FRB Ser. 06-BNC2, Class A6,
5.133s, 2036	1,351,000	1,196,524
Structured Asset Investment Loan
Trust 144A FRB Ser. 05-HE3,
Class M11, 7.373s, 2035	1,284,000	128,400
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 5.87s, 2015	6,609,932	6,601,670
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	2,298,000	1,979,107
WAMU Mortgage Pass-Through
Certificates FRB Ser. 04-AR1,
Class A, 4.229s, 2034	642,516	634,484
Wells Fargo Home Equity Trust FRB
Ser. 07-1, Class A3, 5.193s, 2037	596,000	533,406
WFS Financial Owner Trust
Ser. 05-1, Class D, 4.09s, 2012	237,202	235,196
Ser. 04-3, Class D, 4.07s, 2012	277,435	275,634
Ser. 04-4, Class D, 3.58s, 2012 (F)	187,801	185,833
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3,
5.984s, 2044 (United Kingdom)	1,518,864	1,491,389

Total asset-backed securities
(cost $338,621,004)		$319,447,698

PURCHASED OPTIONS OUTSTANDING (1.7%)*

	Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with
Deutschbank for
the right to pay a
fixed rate swap
of 5.385% versus the
three month
USD-LIBOR-BBA
maturing on
April 16, 2019.	Apr-09/5.385	$ 68,646,000	$ 1,776,558
Option on an interest
rate swap with
Deutschbank for
the right to receive
a fixed rate swap
of 5.385% versus the
three month
USD-LIBOR-BBA
maturing on
April 16, 2019.	Apr-09/5.385	68,646,000	2,366,914
Option on an interest
rate swap with
Goldman Sachs
International for the
right to receive a
fixed rate swap
of 4.965% versus the
three month
USD-LIBOR-BBA
maturing on
April 29, 2013.	Apr-08/4.965	233,000,000	3,234,040
Option on an interest
rate swap with
Goldman Sachs
International for the
right to pay a fixed
rate swap of 4.965%
versus the three
month USD-LIBOR-BBA
maturing on
April 29, 2013.	Apr-08/4.965	233,000,000	2,085,350
Option on an interest
rate swap with
Goldman Sachs
International for the
right to receive a
fixed rate of 5.1975%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.198	45,594,000	962,033

PURCHASED OPTIONS OUTSTANDING (1.7%)* continued

	Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with
Goldman Sachs
International for the
right to pay a
fixed rate of 5.1975%
versus the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.198	$ 45,594,000	$ 766,891
Option on an interest
rate swap with
Goldman Sachs
International for the
right to receive a
fixed rate swap
of 5.325% versus the
three month
USD-LIBOR-BBA
maturing on
April 8, 2019.	Apr-09/5.325	84,687,000	2,720,993
Option on an interest
rate swap with
Goldman Sachs
International for the
right to pay a fixed
rate swap of 5.325%
versus the three
month USD-LIBOR-BBA
maturing
April 8, 2019.	Apr-09/5.325	84,687,000	2,342,442
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.39%
versus the three
month USD-LIBOR-BBA
maturing on
January 29, 2018.	Jan-08/5.39	116,444,000	3,082,273
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.39% versus
the three month
USD-LIBOR-BBA
maturing on
January 29, 2018.	Jan-08/5.39	116,444,000	574,069

PURCHASED OPTIONS OUTSTANDING (1.7%)* continued

	Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.34%
versus the three
month USD-LIBOR-BBA
maturing on
February 15, 2018.	Feb-08/5.34	$ 30,969,000	$ 755,644
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.34% versus
the three month
USD-LIBOR-BBA
maturing on
February 15, 2018.	Feb-08/5.34	30,969,000	222,048
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.175%
versus the three
month USD-LIBOR-BBA
maturing on
April 29, 2018.	Apr-08/5.175	117,000,000	2,304,900
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.175% versus
the three month
USD-LIBOR-BBA
maturing on
April 29, 2018.	Apr-08/5.175	117,000,000	1,936,350
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.235%
versus the three
month USD-LIBOR-BBA
maturing on
May 8, 2018.	May-08/5.235	58,070,000	1,303,672

PURCHASED OPTIONS OUTSTANDING (1.7%)* continued

	Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.235% versus
the three month
USD-LIBOR-BBA
maturing on
May 8, 2018.	May-08/5.235	$ 58,070,000	$ 881,503
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.215%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.215	34,671,000	756,175
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.215% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.215	34,671,000	562,017
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.22%
versus the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.22	32,578,000	717,368
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.22% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.22	32,578,000	522,225

PURCHASED OPTIONS OUTSTANDING (1.7%)* continued

	Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.315%
versus the three
month USD-LIBOR-BBA
maturing on
April 8, 2019.	Apr-09/5.315	$ 84,687,000	$ 2,689,659
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.315% versus
the three month
USD-LIBOR-BBA
maturing on
April 8, 2019.	Apr-09/5.315	84,687,000	2,372,930
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate
of 5.3475% versus the
three month
USD-LIBOR-BBA
maturing on
February 4, 2018.	Jan-08/5.348	60,369,000	1,460,930
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate swap
of 5.3475% versus the
three month
USD-LIBOR-BBA
maturing on
February 4, 2018.	Jan-08/5.348	60,369,000	372,477
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.20%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.2	17,336,000	367,523

PURCHASED OPTIONS OUTSTANDING (1.7%)* continued

	Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.20%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.2	$ 17,336,000	$ 289,858
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.21%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.21	6,934,000	149,844
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.21%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.21	6,934,000	113,579

Total purchased options outstanding
(cost $40,444,594)			$37,690,265

MUNICIPAL BONDS AND NOTES (0.1%)*

	Rating**	Principal amount	Value

MI Tobacco Settlement
Fin. Auth. Rev.
Bonds, Ser. A,
7.309s, 6/1/34	Baa3	$1,355,000	$ 1,345,312
Tobacco Settlement
Fin. Auth. of WVA
Rev. Bonds, Ser. A,
7.467s, 6/1/47	Baa3	2,075,000	2,053,233

Total municipal bonds and notes (cost $3,429,855)			$ 3,398,545

SHORT-TERM INVESTMENTS (6.5%)*

	Principal amount	Value
Short-term investments held as
collateral for loaned securities
with yields ranging from 4.50%
to 5.69% and due dates ranging
from November 1, 2007 to
November 28, 2007 (d)	$ 3,695,570	$3,689,580
Interest in $630,000,000 joint
tri-party repurchase agreement
dated October 31, 2007
with Deutsche Bank Securities, Inc.
due November 1, 2007 with respect
to various U.S. Government
obligations — maturity value
of $10,043,381 for an effective
yield of 4.95% (collateralized by
Fannie Mae, Freddie Mac, Federal
Home Loan Banks and Ginnie Mae
securities with coupon rates
ranging from zero % to 12.5%
and due dates ranging from
November 1, 2007 to December 15,
2046 valued at $642,600,168)	10,042,000	10,042,000

SHORT-TERM INVESTMENTS (6.5%)* continued

	Principal amount	Value
Atlantic Asset Sec. Corp., for an
effective yield of 5.03%,
November 19, 2007	$28,700,000	$28,627,820
Barton Capital Corp., for an
effective yield of 4.80%,
November 8, 2007	25,000,000	24,976,667
Barton Capital Corp., for an
effective yield of 5.09%,
November 16, 2007	16,207,000	16,172,628
BNP Paribas Time Deposit for an
effective yield of 4.72%,
November 1, 2007	58,000,000	58,000,000
U.S. Treasury Bills for an
effective yield of 3.89%,
March 27, 2008 #	7,653,000	7,531,407

Total short-term investments (cost $149,040,102)		$149,040,102

TOTAL INVESTMENTS

Total investments (cost $2,635,532,795)		$2,635,250,075

  * Percentages indicated are based on net assets of $2,279,953,243.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at October 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2007. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

  † Non-income-producing security.

  # This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2007.

## Forward commitments (Note 1).

(d) See Note 1 to the financial statements.

(F) Is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at October 31, 2007.

At October 31, 2007, liquid assets totaling $636,558,093 have been designated as collateral for open forward commitments, swap contracts, and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at October 31, 2007.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at October 31, 2007.

FUTURES CONTRACTS OUTSTANDING at 10/31/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Long)	1,417	$ 338,326,463	Mar-08	$ 1,289,159
Euro-Dollar 90 day (Short)	2,442	583,760,100	Jun-08	(2,129,717)
Euro-Dollar 90 day (Short)	4,209	1,006,898,025	Sep-08	(3,884,282)
Euro-Dollar 90 day (Long)	1,087	259,412,550	Sep-09	623,543
U.S. Treasury Bond 20 yr (Long)	1,727	194,449,406	Dec-07	3,645,050
U.S. Treasury Note 2 yr (Long)	1,432	296,580,625	Dec-07	292,511
U.S. Treasury Note 5 yr (Short)	542	58,180,313	Dec-07	(227,629)
U.S. Treasury Note 10 yr (Long)	209	22,993,266	Dec-07	327,803
U.S. Treasury Note 10 yr (Short)	35	3,850,547	Dec-07	9,778

Total				$ (53,784)

WRITTEN OPTIONS OUTSTANDING at 10/31/07 (premiums received $36,726,633)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 5.79% versus the three month USD-LIBOR-BBA maturing on
January 16, 2018.	$272,933,000	Jan-08/5.79	$14,533,682
Option on an interest rate swap with Goldman Sachs International for the obligation to receive a fixed rate of 5.79% versus the three month USD-LIBOR-BBA maturing on
January 16, 2018.	272,933,000	Jan-08/5.79	174,677
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	17,335,500	May-12/5.51	792,232
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	17,335,500	May-12/5.51	756,868
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.395% versus the three month USD-LIBOR-BBA maturing on
August 28, 2018.	67,841,000	Aug-08/5.395	2,191,264
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.395% versus the three month USD-LIBOR-BBA maturing on
August 28, 2018.	67,841,000	Aug-08/5.395	1,076,637
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.225% versus the three month USD-LIBOR-BBA
maturing on March 5, 2018.	45,268,000	Mar-08/5.225	893,138
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.225% versus the three month USD-LIBOR-BBA
maturing on March 5, 2018.	45,268,000	Mar-08/5.225	531,899
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.95% versus the three month USD-LIBOR-BBA
maturing on June 16, 2018.	224,813,000	Jun-08/5.95	708,161
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.95% versus the three month USD-LIBOR-BBA
maturing on June 16, 2018.	224,813,000	Jun-08/5.95	14,302,603
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.31% versus the three month USD-LIBOR-BBA
maturing on August 29, 2018.	183,321,000	Aug-08/5.31	5,231,981
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.31% versus the three month USD-LIBOR-BBA
maturing on August 29, 2018.	183,321,000	Aug-08/5.31	3,393,272

WRITTEN OPTIONS OUTSTANDING at 10/31/07 (premiums received $36,726,633) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	$8,668,000	May-12/5.515	$ 395,001
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	8,668,000	May-12/5.515	380,265
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	3,467,000	May-12/5.52	152,340
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	3,467,000	May-12/5.52	157,298

Total			$45,671,318

TBA SALE COMMITMENTS OUTSTANDING at 10/31/07 (proceeds receivable $208,062,137)

	Principal	Settlement
	amount	date	Value

FNMA, 4 1/2s, November 1, 2022	$16,200,000	11/19/07	$ 15,670,970
FNMA, 5s, November 1, 2022	27,600,000	11/19/07	27,170,904
FNMA, 5s, November 1, 2037	17,400,000	11/13/07	16,698,563
FNMA, 5 1/2s, November 1, 2037	9,033,000	11/13/07	8,902,445
FNMA, 6s, November 1, 2037	800,000	11/13/07	805,750
FNMA, 6 1/2s, November 1, 2037	135,505,000	11/13/07	138,691,482

Total			$207,940,114

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/07

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$ 70,599,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	$ 269,090

5,417,000	10/3/16	5.15631%	3 month USD-LIBOR-BBA	(37,087)

4,590,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	131,249

106,100,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	(24,676)

25,430,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	476,553

61,500,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	307,693

3,830,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	94,082

9,200,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	216,186

1,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	(33,134)

134,600,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	(103,768)

1,320,000	9/24/09	3 month USD-LIBOR-BBA	4.7375%	2,838

91,608,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	569,663

Bear Stearns Bank plc
84,500,000	4/24/12	5.027%	3 month USD-LIBOR-BBA	(831,126)

Citibank, N.A.
65,880,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(1,909,880)

5,230,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(129,368)

31,016,000	10/26/12	4.6275%	3 month USD-LIBOR-BBA	275,441

Credit Suisse First Boston International
55,240,000	10/7/14	3 month USD-LIBOR-BBA	4.624%	(1,111,672)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
$ 5,195,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	$ 57,500

7,986,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(25,979)

7,038,000	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(62,158)

11,742,000	10/16/17	3 month USD-LIBOR-BBA	5.297%	173,023

Deutsche Bank AG
27,130,000	10/16/17	3 month USD-LIBOR-BBA	5.297%	399,772

61,565,504	8/2/32	5.86%	3 month USD-LIBOR-BBA	(4,424,822)

54,861,045	8/2/22	3 month USD-LIBOR-BBA	5.7756%	3,042,762

Goldman Sachs Capital Markets, L.P.
61,565,504	8/12/32	5.689%	3 month USD-LIBOR-BBA	(2,912,291)

54,861,045	8/12/22	3 month USD-LIBOR-BBA	5.601%	1,999,865

Goldman Sachs International
217,245,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(3,398,436)

29,390,000	1/8/12	3 month USD-LIBOR-BBA	4.98%	602,882

16,030,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(360,870)

5,322,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(269,650)

19,660,000	9/29/16	3 month USD-LIBOR-BBA	5.1275%	90,833

5,329,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(98,732)

61,798,000	9/29/08	5.085%	3 month USD-LIBOR-BBA	(170,019)

49,968,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	292,771

222,080,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	(3,653,278)

48,123,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	(32,029)

39,245,600	9/21/17	5.149%	3 month USD-LIBOR-BBA	(132,500)

141,023,100	9/21/09	3 month USD-LIBOR-BBA	4.60%	(79,512)

11,999,000	9/14/17	5.0625%	3 month USD-LIBOR-BBA	54,413

24,460,000	9/14/14	4.906%	3 month USD-LIBOR-BBA	111,516

37,000,000	7/25/09	5.327%	3 month USD-LIBOR-BBA	(946,343)

97,832,400	9/19/09	3 month USD-LIBOR-BBA	4.763%	157,601

JPMorgan Chase Bank, N.A.
22,120,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	439,360

49,901,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	323,428

8,389,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(88,886)

104,300,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	3,473,067

200,400,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	895,120

12,553,000	1/19/17	3 month USD-LIBOR-BBA	5.249%	321,041

49,331,000	1/19/09	5.24%	3 month USD-LIBOR-BBA	(964,882)

34,100,000	4/23/17	5.186%	3 month USD-LIBOR-BBA	(254,544)

5,733,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(87,944)

110,693,000	3/8/17	3 month USD-LIBOR-BBA	5.28%	1,518,969

23,040,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	97,584

86,260,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	(829,096)

5,510,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	158,660

15,425,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(368,231)

62,040,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	(467,819)

80,000,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(2,779,310)

156,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	(1,000,863)

173,000,000	1/31/17	3 month USD-LIBOR-BBA	5.415%	6,696,854

221,852,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	(3,665,550)

58,900,000	3/7/15	3 month USD-LIBOR-BBA	4.798%	(776,413)

41,147,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(962,596)

55,400,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	375,606

72,402,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	(202,095)

282,300,000	8/13/12	3 month USD-LIBOR-BBA	5.20%	4,455,949

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$ 20,012,000	10/30/12	4.68375%	3 month USD-LIBOR-BBA	$ 118,607

52,021,000	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(546,589)

39,300,000	8/7/12	3 month USD-LIBOR-BBA	5.194%	627,027

14,749,000	8/29/17	5.263%	3 month USD-LIBOR-BBA	(175,016)

6,300,000	7/25/17	3 month USD-LIBOR-BBA	5.652%	357,862

113,530,000	7/5/17	3 month USD-LIBOR-BBA	4.55%	(3,494,647)

17,628,000	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(176,583)

96,800,000	6/27/17	3 month USD-LIBOR-BBA	5.712%	5,983,122

39,245,600	9/21/17	5.15%	3 month USD-LIBOR-BBA	(135,291)

141,023,100	9/21/09	3 month USD-LIBOR-BBA	4.6125%	(46,528)

Lehman Brothers Special Financing, Inc.
19,500,000	3/16/17	5.034%	3 month USD-LIBOR-BBA	95,264

27,294,000	8/3/36	3 month USD-LIBOR-BBA	5.67%	1,297,316

295,943,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(7,469,949)

246,914,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(9,079,181)

223,430,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	1,052,866

124,010,000	12/28/16	5.084%	3 month USD-LIBOR-BBA	(1,651,850)

123,000,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(989,433)

24,523,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(458,225)

183,930,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(3,299,640)

24,523,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	462,653

61,010,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	299,625

61,010,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(296,506)

51,500,000	3/16/09	4.9275%	3 month USD-LIBOR-BBA	(127,438)

6,277,000	3/15/17	5.043%	3 month USD-LIBOR-BBA	26,264

168,290,000	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(421,960)

34,808,000	4/12/12	3 month USD-LIBOR-BBA	5.087%	414,895

24,607,000	12/20/16	3 month USD-LIBOR-BBA	5.069%	278,718

30,095,000	9/11/17	5.0525%	3 month USD-LIBOR-BBA	161,401

53,305,622	8/29/09	5.005%	3 month USD-LIBOR-BBA	(316,206)

3,314,864	8/29/17	3 month USD-LIBOR-BBA	5.32%	54,246

105,022,000	8/29/09	5.001%	3 month USD-LIBOR-BBA	(631,712)

14,278,000	8/29/17	5.3187%	3 month USD-LIBOR-BBA	(233,619)

12,170,000	8/29/17	5.29125%	3 month USD-LIBOR-BBA	(172,752)

13,779,371	8/29/12	5.075%	3 month USD-LIBOR-BBA	(142,651)

27,850,000	8/24/12	5.085%	3 month USD-LIBOR-BBA	(292,271)

31,016,000	10/26/12	4.61375%	3 month USD-LIBOR-BBA	294,110

39,245,600	9/24/17	5.285%	3 month USD-LIBOR-BBA	(552,278)

30,000,000	10/9/17	5.285%	3 month USD-LIBOR-BBA	(415,198)

190,400,000	5/29/12	5.28%	3 month USD-LIBOR-BBA	(6,206,192)

65,221,600	9/19/09	3 month USD-LIBOR-BBA	4.755%	95,328

141,023,100	9/24/09	3 month USD-LIBOR-BBA	4.695%	188,403

Merrill Lynch Capital Services, Inc.
31,016,000	10/26/12	4.6165%	3 month USD-LIBOR-BBA	290,377

54,861,045	8/12/22	3 month USD-LIBOR-BBA	5.601%	1,999,865

53,317,584	8/13/12	4.94%	3 month USD-LIBOR-BBA	(223,993)

Morgan Stanley Capital Services, Inc.
3,820,000	2/20/17	5.19%	3 month USD-LIBOR-BBA	(28,333)

5,631,000	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(65,553)

28,000,000	10/2/10	6.94%	3 month USD-LIBOR-BBA	(1,778,651)

Total				$(30,444,484)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/07

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$ 75,010,000	5/2/08	5 bp plus change in spread	Banc of America Securities-	$(1,457,250)
		of Banc of America Securities	CMBS AAA 10 year Index
AAA 10 yr Index multiplied by
the modified duration factor

24,020,000	5/2/08	10 bp plus change in spread	Banc of America Securities-	(440,068)
		of Banc of America Securities	CMBS AAA 10 year Index
AAA 10 yr Index multiplied by
the modified duration factor

22,920,000	5/2/08	Banc of America Securities	Banc of America Securities-	-
		AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

Citibank, N.A.
22,360,000	5/2/08	12.5 bp plus change in spread	Banc of America Securities-	(406,086)
		of Banc of America Securities	CMBS AAA 10 year Index
AAA 10 yr Index multiplied by
the modified duration factor

26,520,000	10/31/07	10 bp plus change in spread	Banc of America Securities-	(568,487)
		of Banc of America Securities	CMBS AAA 10 year Index
AAA 10 yr Index multiplied by
the modified duration factor

25,020,000	11/2/07	15 bp plus change in spread	Banc of America Securities-	(542,685)
		of Banc of America Securities	CMBS AAA 10 year Index
AAA 10 yr Index multiplied by
the modified duration factor

Deutsche Bank AG
17,599,000 (F)	2/1/08	30 bp plus beginning	The spread return of Lehman	76,397
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index

80,000,000 (F)	2/1/08	30 bp plus beginning	The spread return of Lehman	(526,240)
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index

Goldman Sachs International
4,951,000	9/15/11	678 bp (1 month USD-LIBOR-BBA)	Ford Credit Auto Owner Trust	115,831
Series 2005-B Class D

29,470,000	5/1/08	10 bp plus change in spread	Banc of America Securities-	(303,458)
		of Banc of America Securities	CMBS AAA 10 year Index
AAA 10 yr Index multiplied by
the modified duration factor

46,150,000 (F)	1/1/08	(10 bp plus beginning	The spread return of Lehman	1,363,640
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index)

JPMorgan Chase Bank, N.A.
24,110,000	2/1/08	25 bp plus beginning	The spread return of Lehman	53,042
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index

20,475,000	8/1/08	17.5 bp minus change in	The spread return of Lehman	6,143
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
		8.5+ Commercial Mortgage	adjusted by modified duration
		Backed Securities Index	factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/07 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc.
$ 45,713,000 (F)	4/1/08	10 bp minus beginning	The spread return of Lehman	$ (630,794)
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index

86,400,000 (F)	4/1/08	(175 bp minus beginning	The spread return of Lehman	1,062,979
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index)

86,400,000 (F)	9/1/08	Beginning of period nominal	The spread return of Lehman	(196,214)
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
		8.5+ Commercial Mortgage	adjusted by modified duration
		Backed Securities Index	factor

67,018,000 (F)	3/1/08	(2.5 bp plus beginning	The spread return of Lehman	292,534
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index)

43,516,000 (F)	3/1/08	70 bp minus beginning	The spread return of Lehman	18,625
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index

60,318,000	3/1/08	(120 bp minus beginning	The spread return of Lehman	143,430
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index)

80,413,000	2/1/08	(100 bp minus beginning	The spread return of Lehman	(155,921)
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index)

32,888,000	2/1/08	(45 bp minus beginning	The spread return of Lehman	10,291
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index)

94,509,000 (F)	2/1/08	30 bp plus beginning	The spread return of Lehman	344,958
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index

17,598,000 (F)	2/1/08	50 bp minus beginning	The spread return of Lehman	25,218
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index

34,810,000	2/1/08	57.5 bp plus beginning	The spread return of Lehman	(12,890)
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index

41,371,000	1/1/08	(5 bp plus beginning	The spread return of Lehman	1,277,206
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index)

46,150,000 (F)	1/1/08	(Beginning of period nominal	The spread return of Lehman	1,390,269
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
		8.5+ Commercial Mortgage	adjusted by modified duration
		Backed Securities Index)	factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/07 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$ 46,150,000	1/1/08	(10 bp plus beginning	The spread return of Lehman	$ 1,294,627
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index)

65,180,000	12/1/07	8 bp plus beginning of period	The spread return of Lehman	(1,918,661)
		nominal spread of Lehman	Brothers AAA 8.5+ CMBS Index
		Brothers AAA 8.5+ Commercial	adjusted by modified duration
		Mortgage Backed Securities	factor
Index

Morgan Stanley Capital Services, Inc.
14,710,000	10/31/07	10 bp plus change in spread	Banc of America Securities-	(315,516)
		of Banc of America Securities	CMBS AAA 10 year Index
AAA 10 yr Index multiplied by
the modified duration factor

22,000,000	4/30/08	15 bp minus change in spread	Banc of America Securities-	(60,628)
		of Banc of America Securities	CMBS AAA 10 year Index
AAA 10 yr Index multiplied by
the modified duration factor

79,783,000	1/31/08	110 bp minus change in spread	The spread return of Lehman	(557,739)
		of Lehman Brothers AAA 8.5+	Brothers AAA 8.5+ CMBS Index
		Commercial Mortgage Backed	adjusted by modified duration
		Securities Index	factor

14,953,000 (F)	1/31/08	80 bp minus change in spread	Banc of America Securities-	(96,417)
		of Banc of America Securities	CMBS AAA 10 year Index
AAA 10 yr Index multiplied by
the modified duration factor

14,953,000	1/31/08	70 bp minus change in spread	The spread return of Lehman	(75,921)
		of Lehman Brothers AAA 8.5+	Brothers AAA 8.5+ CMBS Index
		Commercial Mortgage Backed	adjusted by modified duration
		Securities Index	factor

16,300,000	11/30/07	7.5 bp plus beginning	The spread return of Lehman	(479,942)
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index

Total				$ (1,269,727)

(F) Is valued at fair value following procedures approved by the Trustees.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/07

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX NA CMBX BBB Index	$ 8,176	$11,890,000	10/12/52	(134 bp)	$ 2,405,640

DJ CDX NA IG Series 8
Index	(20,984)	36,185,000	6/20/17	(60 bp)	548,206

DJ CDX NA IG Series 8
Index	(139,287)	38,250,000	6/20/17	(60 bp)	462,386

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	400,000	6/20/11	(101 bp)	(2,239)

XL Capital Assurance
Inc.	—	220,000	12/20/12	400 bp	486

Bear Stearns International, Ltd.
DJ ABX NA CMBX BBB Index	69,108	14,269,165	10/12/52	(134 bp)	2,949,487

Citibank, N.A.
CMS Energy Corp.,
6.875%, 12/15/15	—	2,155,000	6/20/12	57 bp	(39,921)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/07 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Credit Suisse International
Sprint Capital Corp, 8
3/8%, 3/15/12	$ —	$ 3,670,000		6/20/12	(59 bp)	$ 27,757

Deutsche Bank AG
DJ CDX NA IG Series 8
Index 7-10% tranche	—	4,508,000		6/20/12	22 bp	(91,573)

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	4,650,000		12/20/12	61.56 bp	(43,598)

France Telecom, 7.25%,
1/28/13	—	2,375,000		6/20/16	70 bp	48,221

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	11,022,000		(a)	2.461%	343,764

DJ CDX NA HY Series 8
Index	1,671,539	111,170,000		6/20/12	35 bp	312,856

DJ CDX NA HY Series 9
Index 25-35% tranche	—	4,593,000		12/20/10	108.65 bp	(48,445)

DJ CDX NA IG Series 8
Index	(28)	36,190,000		6/20/17	(60 bp)	569,240

DJ CDX NA IG Series 8
Index	(171,919)	40,845,000		6/20/17	(60 bp)	470,573

DJ CDX NA IG Series 9
Index	(521,440)	157,828,000		12/20/12	60 bp	(389,916)

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	2,190,000		9/20/17	(67.8 bp)	50,346

Merrill Lynch & Co.,
5%, 1/15/15	—	2,190,000		9/20/12	48 bp	(32,500)

Merrill Lynch & Co.,
5%, 1/15/15	—	2,190,000		9/20/17	(59.8 bp)	33,162

JPMorgan Chase Bank, N.A.
DJ CDX NA CMBX AAA Index	—	10,150,000		3/15/49	(7 bp)	181,292

DJ CDX NA HY Series 9
Index 25-35% tranche	—	4,709,000		12/20/10	105.5 bp	(54,055)

DJ CDX NA IG Series 9
Index 30-100% tranche	—	15,530,000		12/20/12	(5.8 bp)	14,306

Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	2,190,000		9/20/17	(77 bp)	39,993

CMS Energy Corp.,
6.875%, 12/15/15	—	540,000		6/20/12	62 bp	(8,870)

DJ ABX NA CMBX BBB Index	13,181	3,198,857		10/12/52	(134 bp)	670,321

DJ CDX NA CMBX AA Index	(97,243)	3,069,000	(F)	3/15/49	(15 bp)	113,983

DJ CDX NA CMBX AAA Index	—	33,848,000		3/15/49	(7 bp)	477,723

DJ CDX NA HY Series 8
Index 35-60% tranche	—	90,742,000		6/20/12	104 bp	(1,715,956)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	18,600,000		12/20/10	90 bp	(292,113)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	18,600,000		12/20/10	104.5 bp	(208,173)

DJ CDX NA IG Series 8
Index	283,930	18,169,000		6/20/12	35 bp	61,875

DJ CDX NA IG Series 8
Index 30-100% tranche	—	64,384,100		6/20/12	(3.125 bp)	122,526

DJ CDX NA IG Series 8
Index 30-100% tranche	—	52,677,900		6/20/12	(8 bp)	(13,431)

DJ CDX NA IG Series 9
Index	(199,521)	40,322,000		12/20/12	60 bp	(175,328)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/07 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ LCDX NA Series 9.1
Index 15-100% tranche	$ —	$ 4,650,000	(F)	12/20/12	59.3 bp	$ (51,583)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	2,190,000		9/20/17	(58 bp)	1,825

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	2,190,000		9/20/12	48 bp	(19,688)

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	2,190,000		9/20/17	(60.5 bp)	15,777

XL Capital Assurance
Inc.	—	655,000		12/20/12	400 bp	1,448

Morgan Stanley Capital Services, Inc.
DJ ABX NA CMBX BBB Index	3,608	4,964,000		10/12/52	(134 bp)	1,023,360

DJ CDX NA IG Series 8
Index	812,766	67,600,000		6/20/12	35 bp	(13,418)

DJ CDX NA IG Series 8
Index	—	36,390,000		6/20/17	(60 bp)	572,415

UBS, AG
DJ CDX NA IG Series 8
Index	(30,852)	2,500,000		6/20/17	(60 bp)	8,473

Total						$8,326,634

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/07

ASSETS

Investment in securities, at value, including $3,600,954 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,635,532,795)	$2,635,250,075

Interest and other receivables	14,106,412

Receivable for shares of the fund sold	1,512,681

Receivable for securities sold	74,728,036

Receivable for sales of delayed delivery securities (Note 1)	208,508,342

Receivable from Manager (Note 2)	566,773

Premiums paid on swap contracts (Note 1)	1,181,274

Receivable for closed swap contracts (Note 1)	640,779

Unrealized appreciation on swap contracts (Note 1)	61,181,951

Total assets	2,997,676,323

LIABILITIES

Payable to custodian (Note 2)	1,945,605

Payable for variation margin (Note 1)	755,198

Payable for securities purchased	18,447,487

Payable for purchases of delayed delivery securities (Note 1)	344,450,441

Payable for shares of the fund repurchased	2,730,129

Payable for compensation of Manager (Notes 2 and 5)	2,677,148

Payable for investor servicing (Note 2)	1,085,676

Payable for Trustee compensation and expenses (Note 2)	318,257

Payable for administrative services (Note 2)	2,902

Payable for distribution fees (Note 2)	384,549

Written options outstanding, at value (premiums received $36,726,633) (Notes 1 and 3)	45,671,318

TBA sales commitments, at value (proceeds receivable $208,062,137) (Note 1)	207,940,114

Collateral on securities loaned, at value (Note 1)	3,689,580

Payable for closed swap contracts (Note 1)	1,697

Premiums received on swap contracts (Note 1)	2,862,308

Unrealized depreciation on swap contracts (Note 1)	84,569,528

Other accrued expenses	191,143

Total liabilities	717,723,080

Net assets	$2,279,953,243

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,401,015,455

Undistributed net investment income (Note 1)	39,288,020

Accumulated net realized loss on investments (Note 1)	(127,803,489)

Net unrealized depreciation of investments	(32,546,743)

Total — Representing net assets applicable to capital shares outstanding	$2,279,953,243

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($768,016,299 divided by 113,494,527 shares)	$6.77

Offering price per class A share (100/96.25 of $6.77)*	$7.03

Net asset value and offering price per class B share ($110,494,688 divided by 16,436,576 shares)**	$6.72

Net asset value and offering price per class C share ($20,396,140 divided by 3,025,534 shares)**	$6.74

Net asset value and redemption price per class M share ($253,456,930 divided by 37,923,074 shares)	$6.68

Offering price per class M share (100/96.75 of $6.68)***	$6.90

Net asset value, offering price and redemption price per class R share ($1,062,319 divided by 157,233 shares)	$6.76

Net asset value, offering price and redemption price per class Y share ($1,126,526,867 divided by 165,250,482 shares)	$6.82

    * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

  ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/07

INVESTMENT INCOME

Interest (including interest income of $13,457,367 from investments in affiliated issuers) (Note 5)	$136,345,618

Securities lending	3,961

Total investment income	136,349,579

EXPENSES

Compensation of Manager (Note 2)	12,660,762

Investor servicing fees (Note 2)	5,940,652

Custodian fees (Note 2)	311,490

Trustee compensation and expenses (Note 2)	105,037

Administrative services (Note 2)	48,118

Distribution fees — Class A (Note 2)	1,929,932

Distribution fees — Class B (Note 2)	1,301,521

Distribution fees — Class C (Note 2)	206,867

Distribution fees — Class M (Note 2)	1,441,795

Distribution fees — Class R (Note 2)	4,712

Other	584,281

Non-recurring costs (Notes 2 and 6)	1,463

Costs assumed by Manager (Notes 2 and 6)	(1,463)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(1,983,863)

Total expenses	22,551,304

Expense reduction (Note 2)	(836,074)

Net expenses	21,715,230

Net investment income	114,634,349

Net realized loss on investments (Notes 1 and 3)	(8,793,587)

Net increase from payments from affiliates (Note 2)	1,032,118

Net realized gain on swap contracts (Note 1)	5,540,065

Net realized gain on futures contracts (Note 1)	13,299,369

Net realized gain on written options (Notes 1 and 3)	9,494,114

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	(10,657,815)

Net gain on investments	9,914,264

Net increase in net assets resulting from operations	$124,548,613

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	10/31/07	10/31/06

Operations:
Net investment income	$ 114,634,349	$ 102,884,406

Net realized gain (loss) on investments	20,572,079	(22,358,608)

Net unrealized appreciation (depreciation) of investments	(10,657,815)	32,384,500

Net increase in net assets resulting from operations	124,548,613	112,910,298

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(36,686,887)	(34,927,122)

Class B	(5,242,893)	(6,728,554)

Class C	(830,587)	(809,346)

Class M	(13,239,603)	(15,462,715)

Class R	(42,898)	(23,009)

Class Y	(59,801,833)	(49,842,820)

Redemption fees (Note 1)	4,937	5,435

Decrease from capital share transactions (Note 4)	(223,642,431)	(88,538,159)

Total decrease in net assets	(214,933,582)	(83,415,992)

NET ASSETS

Beginning of year	2,494,886,825	2,578,302,817

End of year (including undistributed net investment income of $39,288,020 and $27,876,185, respectively)	$2,279,953,243	$2,494,886,825

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
October 31, 2007	$6.74	.31(d)	.04	.35	(.32)	(.32)	—(f)	$6.77	5.35	$768,016	.98(d)	4.67(d)	322.90(g)
October 31, 2006	6.73	.27(d,e)	.03	.30	(.29)	(.29)	—(f)	6.74	4.53	791,970	.95(d,e)	4.07(d,e)	238.67(g)
October 31, 2005	6.87	.23(d)	(.16)	.07	(.21)	(.21)	—(f)	6.73	1.05	872,931	.98(d)	3.42(d)	300.04(g)
October 31, 2004	6.69	.19(d)	.19	.38	(.20)	(.20)	—(f)	6.87	5.70	985,939	.99(d)	2.83(d)	441.06
October 31, 2003	6.59	.24	.11	.35	(.25)	(.25)	—	6.69	5.45	1,279,779.93		3.64	251.00(h)

CLASS B
October 31, 2007	$6.70	.26(d)	.03	.29	(.27)	(.27)	—(f)	$6.72	4.43	$110,495	1.73(d)	3.96(d)	322.90(g)
October 31, 2006	6.68	.22(d,e)	.04	.26	(.24)	(.24)	—(f)	6.70	3.92	154,775	1.70(d,e)	3.37(d,e)	238.67(g)
October 31, 2005	6.82	.18(d)	(.16)	.02	(.16)	(.16)	—(f)	6.68	.28	229,794	1.73(d)	2.64(d)	300.04(g)
October 31, 2004	6.65	.14(d)	.18	.32	(.15)	(.15)	—(f)	6.82	4.79	323,527	1.74(d)	2.12(d)	441.06
October 31, 2003	6.55	.19	.11	.30	(.20)	(.20)	—	6.65	4.68	520,692	1.68	2.90	251.00(h)

CLASS C
October 31, 2007	$6.72	.26(d)	.03	.29	(.27)	(.27)	—(f)	$6.74	4.41	$20,396	1.73(d)	3.93(d)	322.90(g)
October 31, 2006	6.70	.22(d,e)	.04	.26	(.24)	(.24)	—(f)	6.72	3.92	21,736	1.70(d,e)	3.33(d,e)	238.67(g)
October 31, 2005	6.84	.18(d)	(.16)	.02	(.16)	(.16)	—(f)	6.70	.28	24,644	1.73(d)	2.66(d)	300.04(g)
October 31, 2004	6.67	.14(d)	.18	.32	(.15)	(.15)	—(f)	6.84	4.79	29,059	1.74(d)	2.10(d)	441.06
October 31, 2003	6.57	.20	.11	.31	(.21)	(.21)	—	6.67	4.70	42,946	1.68	2.88	251.00(h)

CLASS M
October 31, 2007	$6.67	.30(d)	.02	.32	(.31)	(.31)	—(f)	$6.68	4.86	$253,457	1.23(d)	4.45(d)	322.90(g)
October 31, 2006	6.66	.25(d,e)	.03	.28	(.27)	(.27)	—(f)	6.67	4.38	331,997	1.20(d,e)	3.85(d,e)	238.67(g)
October 31, 2005	6.80	.21(d)	(.15)	.06	(.20)	(.20)	—(f)	6.66	.84	420,886	1.23(d)	3.15(d)	300.04(g)
October 31, 2004	6.63	.17(d)	.18	.35	(.18)	(.18)	—(f)	6.80	5.40	556,725	1.24(d)	2.62(d)	441.06
October 31, 2003	6.54	.23	.10	.33	(.24)	(.24)	—	6.63	5.12	884,380	1.18	3.48	251.00(h)

CLASS R
October 31, 2007	$6.74	.30(d)	.03	.33	(.31)	(.31)	—(f)	$6.76	4.98	$1,062	1.23(d)	4.38(d)	322.90(g)
October 31, 2006	6.72	.25(d,e)	.04	.29	(.27)	(.27)	—(f)	6.74	4.50	755	1.20(d,e)	3.70(d,e)	238.67(g)
October 31, 2005	6.87	.23(d)	(.18)	.05	(.20)	(.20)	—(f)	6.72	.72	400	1.23(d)	3.29(d)	300.04(g)
October 31, 2004	6.69	.18(d)	.18	.36	(.18)	(.18)	—(f)	6.87	5.47	62	1.24(d)	2.57(d)	441.06
October 31, 2003†	6.65	.18	.03	.21	(.17)	(.17)	—	6.69	3.14*	1	.92*	2.65*	251.00(h)

CLASS Y
October 31, 2007	$6.79	.33(d)	.04	.37	(.34)	(.34)	—(f)	$6.82	5.54	$1,126,527	.73(d)	4.93(d)	322.90(g)
October 31, 2006	6.77	.29(d,e)	.03	.32	(.30)	(.30)	—(f)	6.79	4.89	1,193,654	.70(d,e)	4.30(d,e)	238.67(g)
October 31, 2005	6.91	.25(d)	(.16)	.09	(.23)	(.23)	—(f)	6.77	1.28	1,029,647	.73(d)	3.69(d)	300.04(g)
October 31, 2004	6.72	.21(d)	.19	.40	(.21)	(.21)	—(f)	6.91	6.06	880,124	.74(d)	3.01(d)	441.06
October 31, 2003	6.63	.26	.10	.36	(.27)	(.27)	—	6.72	5.50	712,232.68		3.82	251.00(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

62	63

Financial highlights (Continued)

   * Not annualized.

  † For the period January 21, 2003 (commencement of operations) to October 31, 2003.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

October 31, 2007	0.08%

October 31, 2006	0.05

October 31, 2005	0.03

October 31, 2004	<0.01

(e) Reflects a non-recurring reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended October 31, 2006.

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/07

Note 1: Significant accounting policies

Putnam Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Effective January 1, 2008 the class A maximum front-end sales charge will change to 4.00% . Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares purchased that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2007, the value of securities loaned amounted to $3,600,954. The fund received cash collateral of $3,689,580 which is pooled with collateral of other Putnam funds into 54 issues of short-term investments.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2007, the fund had a capital loss carryover of $116,404,181 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$76,761,268	October 31, 2008

9,580,324	October 31, 2009

15,454,954	October 31, 2013

14,607,635	October 31, 2014

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2007, the fund reclassified $12,622,187 to increase undistributed net investment income and $198 to increase paid-in-capital, with an increase to accumulated net realized losses of $12,622,385.

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2007 were as follows:

Unrealized appreciation	$ 41,911,889
Unrealized depreciation	(53,523,606)
———————————————
Net unrealized depreciation	(11,611,717)
Undistributed ordinary income	41,191,335
Capital loss carryforward	(116,404,181)
Cost for federal income tax purposes	$2,646,861,789

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended October 31, 2007, Putnam Management waived $1,764,632 of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

For the year ended October 31, 2007, Putnam Management has assumed $1,463 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

In October 2007, Putnam Management agreed to reimburse the fund in the amount of $1,032,118 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio. The reimbursement by Putnam Management had less than a 0.01% impact on total return during the period.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended October 31, 2007 the fund incurred $6,154,417 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At October 31, 2007, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended October 31, 2007, the fund’s expenses were reduced by $836,074 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $747, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $56,496 and $1,992 from the sale of class A and class M shares, respectively, and received $139,691 and $1,134 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2007, Putnam Retail Management, acting as underwriter, received $1,003 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended October 31, 2007, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $6,250,135,014 and $6,208,019,407, respectively. Purchases and sales of U.S. government securities aggregated $265,531,156 and $255,627,596, respectively.

Written option transactions during the year ended October 31, 2007 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$ 317,596,000	$11,916,354

Options opened	1,650,057,889	35,912,759
Options exercised	—	—
Options expired	(227,060,000)	(8,781,545)
Options closed	(93,300,889)	(2,320,935)

Written options outstanding
at end of year	$1,647,293,000	$36,726,633

Note 4: Capital shares

At October 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 10/31/07:
Shares sold	21,065,263	$ 141,935,434

Shares issued in connection with
reinvestment of distributions	4,666,388	31,380,871

	25,731,651	173,316,305

Shares repurchased	(29,680,681)	(199,970,922)

Net decrease	(3,949,030)	$ (26,654,617)

Year ended 10/31/06:
Shares sold	19,865,158	$ 132,603,695

Shares issued in connection with
reinvestment of distributions	4,497,838	29,973,325

	24,362,996	162,577,020

Shares repurchased	(36,688,023)	(244,947,539)

Net decrease	(12,325,027)	$ (82,370,519)

CLASS B	Shares	Amount

Year ended 10/31/07:
Shares sold	2,043,378	$ 13,682,242

Shares issued in connection with
reinvestment of distributions	694,505	4,642,191

	2,737,883	18,324,433

Shares repurchased	(9,400,717)	(62,921,114)

Net decrease	(6,662,834)	$(44,596,681)

Year ended 10/31/06:
Shares sold	2,156,920	$ 14,310,483

Shares issued in connection with
reinvestment of distributions	885,021	5,865,049

	3,041,941	20,175,532

Shares repurchased	(14,321,590)	(94,952,140)

Net decrease	(11,279,649)	$(74,776,608)

CLASS C	Shares	Amount

Year ended 10/31/07:
Shares sold	444,163	$ 2,977,328

Shares issued in connection with
reinvestment of distributions	100,263	672,080

	544,426	3,649,408

Shares repurchased	(754,052)	(5,059,479)

Net decrease	(209,626)	$(1,410,071)

Year ended 10/31/06:
Shares sold	663,619	$ 4,427,282

Shares issued in connection with
reinvestment of distributions	99,094	658,308

	762,713	5,085,590

Shares repurchased	(1,203,882)	(8,025,360)

Net decrease	(441,169)	$(2,939,770)

CLASS M	Shares	Amount

Year ended 10/31/07:
Shares sold	387,398	$ 2,578,562

Shares issued in connection with
reinvestment of distributions	71,890	477,841

	459,288	3,056,403

Shares repurchased	(12,340,684)	(82,080,849)

Net decrease	(11,881,396)	$(79,024,446)

Year ended 10/31/06:
Shares sold	557,067	$ 3,683,868

Shares issued in connection with
reinvestment of distributions	79,585	524,809

	636,652	4,208,677

Shares repurchased	(14,063,029)	(92,858,510)

Net decrease	(13,426,377)	$(88,649,833)

CLASS R	Shares	Amount

Year ended 10/31/07:
Shares sold	89,701	$ 602,799

Shares issued in connection with
reinvestment of distributions	6,371	42,817

	96,072	645,616

Shares repurchased	(50,845)	(341,578)

Net increase	45,227	$ 304,038

Year ended 10/31/06:
Shares sold	67,633	$ 450,278

Shares issued in connection with
reinvestment of distributions	3,460	23,009

	71,093	473,287

Shares repurchased	(18,614)	(123,847)

Net increase	52,479	$ 349,440

CLASS Y	Shares	Amount

Year ended 10/31/07:
Shares sold	54,773,479	$ 371,309,420

Shares issued in connection with
reinvestment of distributions	8,829,919	59,795,640

	63,603,398	431,105,060

Shares repurchased	(74,170,365)	(503,365,714)

Net decrease	(10,566,967)	$ (72,260,654)

Year ended 10/31/06:
Shares sold	58,853,385	$ 396,031,832

Shares issued in connection with
reinvestment of distributions	7,436,682	49,837,687

	66,290,067	445,869,519

Shares repurchased	(42,583,483)	(286,020,388)

Net increase	23,706,584	$ 159,849,131

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2007, management fees paid were reduced by $219,231 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $13,457,367 for the year ended October 31, 2007. During the year ended October 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $1,359,779,790 and $1,705,157,859, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information (unaudited)

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Shareholder meeting results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

298,940,895	2,373,466	4,227,068

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association.

Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm. Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2007, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Since 2007

Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2004, member of Bell
Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Marketing Services	Executive Officer, Associate Treasurer and	Wanda M. McManus
Putnam Retail Management	Compliance Liaison	Vice President, Senior Associate Treasurer
One Post Office Square		and Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Custodian		Vice President, Assistant Clerk,
State Street Bank and Trust Company	Steven D. Krichmar	Assistant Treasurer and Proxy Manager
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Robert R. Leveille
Vice President and Chief Compliance Officer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN035 248338 12/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2007	$93,178	$--	$5,450	$-
October 31, 2006	$91,349*	$--	$4,680	$ 1,643

* Includes fees of $23,869 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended October 31, 2006,

respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended October 31, 2007 and October 31, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,450 and $6,323 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
October 31,
2007	$ -	$ -	$ -	$ -
October 31,
2006	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 28, 2007